   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1996

                                                       REGISTRATION NO. 33-92982
                                                       REGISTRATION NO. 811-9054
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933                          [x]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 1                      [x]
                                     AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [x]
                                AMENDMENT NO. 2                              [x]

                        (CHECK APPROPRIATE BOX OR BOXES)


                           WINTHROP OPPORTUNITY FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                277 PARK AVENUE
                            NEW YORK, NEW YORK 10172
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 892-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               BRIAN A. KAMMERER
                                277 PARK AVENUE
                            NEW YORK, NEW YORK 10172
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             PHILIP H. HARRIS, ESQ.
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                            ------------------------

     It is proposed that this filing will become effective (check appropriate box):

          [x] Immediately upon filing pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (b)

          [ ] on (date) pursuant to paragraph (a)(1)

          [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date  for a previously filed post-effective amendment.
                            ------------------------

     PURSUANT TO THE PROVISIONS OF RULE 24f-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY FILED A DECLARATION OF REGISTRATION OF AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933. REGISTRANT'S 24f-2 NOTICE FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 WAS FILED ON NOVEMBER 15, 1995.

________________________________________________________________________________

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

ITEM NO.                                                                                  LOCATION
--------                                                               -----------------------------------------------
PART A
 Item  1.  Cover Page................................................  Cover Page
 Item  2.  Synopsis..................................................  Summary of Fund Expenses
 Item  3.  Condensed Financial Information...........................  Financial Highlights
 Item  4.  General Description of Registrant.........................  Cover Page; Investment Objectives, Policies and
                                                                         Risk Considerations; General Information
 Item  5.  Management of the Fund....................................  Management; General Information
 Item  5A. Management's Discussion of Fund Performance...............  Not Applicable
 Item  6.  Capital Stock and Other Securities........................  Introduction; General Information; Purchases,
                                                                         Redemption and Shareholder Services;
                                                                         Dividends, Distributions and Taxes
 Item  7.  Purchase of Securities Being Offered......................  Purchases, Redemptions and Shareholder
                                                                         Services; Net Asset Value; Expenses of the
                                                                         Funds
 Item  8.  Redemption or Repurchase..................................  Purchases, Redemptions and Shareholder Services
 Item  9.  Pending Legal Proceedings.................................  Not Applicable

PART B
 Item 10.  Cover Page................................................  Cover Page
 Item 11.  Table of Contents.........................................  Cover Page
 Item 12.  General Information and History...........................  General Information
 Item 13.  Investment Objectives and Policies........................  Investment Policies and Restrictions; Portfolio
                                                                         Transactions; Portfolio Turnover
 Item 14.  Management of the Fund....................................  Management
 Item 15.  Control Persons and Principal Holders of Securities.......  Shares of Beneficial Interest
 Item 16.  Investment Advisory and Other Services....................  Management; General Information
 Item 17.  Brokerage Allocation......................................  Portfolio Transactions
 Item 18.  Capital Stock and Other Securities........................  General Information
 Item 19.  Purchase, Redemption and Pricing of Securities Being
             Offered.................................................  Purchases, Redemptions, Exchanges and
                                                                         Systematic Withdrawal Plan; Net Asset Value
 Item 20.  Tax Status................................................  Investment Policies and Restrictions;
                                                                         Dividends, Distributions and Taxes
 Item 21.  Underwriters..............................................  Prospectus -- Expenses of the Fund
 Item 22.  Calculation of Performance Data...........................  Investment Performance Information
 Item 23.  Financial Statements......................................  Financial Statements

PART C
Information required to be included in Part C is set forth under the appropriate
  Item, so numbered, in Part C to this Registration Statement.

WINTHROP OPPORTUNITY FUNDS
277 Park Avenue, New York, NY 10172.
Toll Free (800) 225-8011.

Winthrop Opportunity Funds, a Delaware business trust registered as a management investment company (the 'Winthrop Opportunity Funds'), is currently comprised of two series; the Winthrop Developing Markets Fund and the Winthrop International Equity Fund (the 'Funds'). Each of the Funds is open-end and diversified. Winthrop Opportunity Funds is designed to afford investors the opportunity to choose between the separately managed Funds described below which have differing investment objectives and policies.

A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES

WINTHROP DEVELOPING MARKETS FUND -- Seeks long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries.

WINTHROP  INTERNATIONAL  EQUITY FUND  -- Seeks  long-term  growth of  capital by
investing  primarily  in  common  stocks   and  other  equity  securities   from
established markets outside the United States.

There can, of course, be no assurance that the Funds will achieve their respective investment objectives.

See 'Investment Objectives, Policies and Risk Considerations' for a more detailed description of the investment objectives and policies of each of the Funds.

PURCHASE INFORMATION

Shares of the Funds may be purchased directly from the Funds by using the  Share
Purchase   Application  found  in   this  Prospectus,  or   through  the  Funds'
Distributor, Donaldson, Lufkin & Jenrette Securities Corporation.

The minimum initial investment in each Fund is $250 and the minimum for subsequent investments is $25. Shareholder accounts established on behalf of the following types of plans will be exempt from the Funds' minimum initial investment and minimum subsequent investment requirements: (1) retirement plans qualified under section 401(k) of the Internal Revenue Code of 1986, as amended (the 'Code'); (ii) plans described in section 403(b) of the Code; (iii) deferred compensation plans described in section 457 of the Code; (iv) simplified employee pension (SEP) plans; and (v) salary reduction simplified employee pension (SARSEP) plans. Further information can be obtained from the Funds at the address and telephone number shown above. See 'Purchases, Redemptions and Shareholder Services.'

Shares of each Fund may be purchased at a price equal to the net asset value of the Fund (i) plus, in the case of Class A shares of each Fund, an initial sales charge imposed at the time of purchase or (ii) in the case of Class B shares, subject to a contingent deferred sales charge upon redemption which declines from 4% during the first year of purchase to zero after four years. See 'Expenses of the Funds.'

See 'Purchases, Redemptions and Shareholder Services.'

ADDITIONAL INFORMATION

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. A 'Statement of Additional Information' dated February 28, 1996, which provides a further discussion of certain topics in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call the Funds at the address or telephone number shown above.
                               ------------------

                         THESE SECURITIES HAVE NOT BEEN
                         APPROVED OR DISAPPROVED BY THE
                            SECURITIES AND EXCHANGE
                            COMMISSION OR ANY STATE
                         SECURITIES COMMISSION NOR HAS
                          THE SECURITIES AND EXCHANGE
                            COMMISSION OR ANY STATE
                          SECURITIES COMMISSION PASSED
                         UPON THE ACCURACY OR ADEQUACY
                            OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                       THESE ARE SPECULATIVE SECURITIES.
                           AN INVESTMENT IN THE FUNDS
                           INVOLVE SIGNIFICANT  RISKS.
                                 PROSPECTUS DATED
                                 FEBRUARY 28, 1996

                 Investors are advised to read this Prospectus
                    and to retain it for future  reference.

                            SUMMARY OF FUND EXPENSES

                                                                  DEVELOPING                  INTERNATIONAL
                                                                 MARKETS FUND                  EQUITY FUND
                                                          --------------------------    --------------------------
SHAREHOLDER TRANSACTION EXPENSES                            CLASS A        CLASS B        CLASS A        CLASS B
                                                          -----------    -----------    -----------    -----------
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)........................         5.75%             0%          5.75%             0%
Maximum Sales Load Imposed on Reinvested Dividends (as
  a percentage of offering price)......................            0%             0%             0%             0%
Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as applicable)
  Year since Purchase Payment was made
     First.............................................            0%             4%             0%             4%
     Second............................................            0%             3%             0%             3%
     Third.............................................            0%             2%             0%             2%
     Fourth............................................            0%             1%             0%             1%
     Fifth and thereafter..............................            0%             0%             0%             0%
Redemption Fees (as a percentage of amount redeemed)...            0%             0%             0%             0%
Exchange Fee...........................................            0%             0%             0%             0%
ANNUAL FUND OPERATING EXPENSES (as a percentage of
  average daily net assets)
     Management Fees*..................................         1.25%          1.25%          1.25%          1.25%
     12b-1 Fees**......................................          .25%          1.00%           .25%          1.00%
     Other Expenses`D'.................................          .65%           .65%           .65%           .65%
     Total Fund Operating Expenses`D'..................         2.15%          2.90%          2.15%          2.90%

------------
The expense ratios for each Class of shares of the Winthrop Developing Markets Fund (the 'Developing Markets Fund') and Winthrop International Equity Fund (the 'International Equity Fund') are higher than those paid by most other investment companies, but Wood, Struthers & Winthrop Management Corp. (the 'Adviser') and AXA Asset Management Partenaires (the 'Subadviser') believe the fees are comparable to those paid by investment companies of similar investment orientation.

* Management Fees with respect to the Developing Markets Fund and International Equity Fund are reduced to 1.15% on net assets in excess of $100,000,000 and to 1.00% on net assets in excess of $200,000,000 for each Fund.

** The Funds have entered  into a Distribution Agreement  and a Rule 12b-1  Plan pursuant to which each Fund pays, with respect to Class A shares, a distribution fee each month at an annual rate of up to .25 of 1% of the average daily net assets of the Class A shares, and, with respect to the Class B shares, a distribution fee each month at an annual rate of up to 1% of the average daily net assets of the Class B shares. Amounts paid under the Distribution Agreement are used in their entirety to reimburse the Funds' distributor for actual expenses incurred. Long-term shareholders may, over time, pay more in 12b-1 Fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. With respect to the Class B shares, .75 of 1% of the 12b-1 Fees represents an asset-based sales charge and .25 of 1% of the 12b-1 Fees represents a service fee. See 'Expenses of the Funds -- Distribution Agreement.'

`D' The Funds commenced operations September 8, 1995. Accordingly, these annual percentages are estimates. Actual expenses may be more or less than the percentages shown. Beginning on the date of each Fund's commencement of operations through October 31, 1995, the Adviser and Subadviser voluntarily reduced their management fees by the amount that Total Fund Operating Expenses exceeded 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. Such reductions were borne equally between the Adviser and Subadviser. Total Fund Operating Expenses and Other Expenses, as so adjusted, reflect a voluntary reduction of the management fee amounting to .60% for Class A and Class B shares of the Developing Markets Fund and International Equity Fund. Absent such reimbursement, Other Expenses and Total Fund Operating Expenses for the Developing Markets Fund and International Equity Fund would have been 1.25% and 2.75% for Class A shares and 1.25% and 3.50% for Class B shares, respectively. After October 31, 1996, the Adviser and Subadviser may, in their sole discretion, determine to discontinue this practice with respect to either Fund.

                                               EXAMPLES                                                   1 YEAR      3 YEARS
------------------------------------------------------------------------------------------------------   --------    ---------
DEVELOPING MARKETS FUND

CLASS A
You would pay the following expenses on a $1,000 investment including the maximum 5.75% initial sales
charge and assuming (1) 5% annual return and (2) redemption at the end of each time period............      $ 78        $ 121

CLASS B
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period.............................................................      $ 69        $ 110
You would pay the following expenses on the same investment, assuming no redemptions..................      $ 29        $  90

INTERNATIONAL EQUITY FUND

CLASS A
You would pay the following expenses on a $1,000 investment including the maximum 5.75% initial sales
charge and assuming (1) 5% annual return and (2) redemption at the end of each time period............      $ 78        $ 121

CLASS B
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period.............................................................      $ 69        $ 110
You would pay the following expenses on the same investment, assuming no redemptions..................      $ 29        $  90

     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of each Fund bear directly or indirectly. See also 'Expenses and Purchases, Redemptions' and 'Shareholder Services.' The Example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

     'Other Expenses' includes fees paid to the Funds' independent auditor, legal counsel and Trustees as well as expenses associated with registration fees, reports to shareholders and other miscellaneous expenses. Such fees are not based on a percentage of each Fund's average net assets, but a fixed dollar cost.

                              FINANCIAL HIGHLIGHTS

  The information in the following table has been audited, except where indicated, by Ernst & Young LLP, the Funds' independent auditors.

  Selected data for a share of capital stock outstanding for each period indicated below:

                                            INTERNATIONAL EQUITY FUND
                            ---------------------------------------------------------
                                      CLASS A                       CLASS B
                            ---------------------------   ---------------------------
                                FROM                          FROM
                            SEPTEMBER 8,     FOR THE      SEPTEMBER 8,     FOR THE
                               1995*        TWO MONTHS       1995*        TWO MONTHS
                              THROUGH         ENDED         THROUGH         ENDED
                            OCTOBER 31,    DECEMBER 31,   OCTOBER 31,    DECEMBER 31,
                                1995          1995**          1995          1995**
                            ------------   ------------   ------------   ------------

Net asset value, beginning
  of period...............    $  10.00       $   9.58        $10.00         $ 9.57
Net investment income
  (loss)(1)...............         .00           (.03)         (.02)          (.04)
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions............        (.42)           .57          (.41)           .57
                            ------------   ------------      ------         ------
Net decrease in net asset
  value from operations...        (.42)           .54          (.43)           .53
                            ------------   ------------      ------         ------
Net asset value, end of
  period..................    $   9.58       $  10.12        $ 9.57         $10.10
                            ------------   ------------      ------         ------
                            ------------   ------------      ------         ------
Total Return(2)...........       (4.20)%         5.63%        (4.30)%         5.54%
Ratio of expenses to
  average net
  assets(3)`D'............        2.15%          2.15%         2.90%          2.90%
Ratio of net investment
  income (loss) to average
  net assets(3)...........        (.02)%        (1.62)%       (1.77)%        (2.35)%
Portfolio turnover rate...           0%          17.2%            0%          17.2%
Net assets, end of period
  (000 omitted)...........    $ 28,819       $ 32,716        $1,803         $2,409

                                         DEVELOPING MARKETS FUND
                          ------------------------------------------------------

                                  CLASS A                      CLASS B
                          ------------------------   ---------------------------
                             FROM                       FROM
                          SEPTEMBER 8,  FOR THE      SEPTEMBER 8,     FOR THE
                            1995*      TWO MONTHS       1995*        TWO MONTHS
                           THROUGH       ENDED          THROUGH         ENDED
                           OCTOBER 31, DECEMBER 31,   OCTOBER 31,    DECEMBER 31,
                             1995        1995**          1995          1995**
                          ----------  ------------   ------------   ------------
Net asset value, beginning
  of period...............$   10.00     $   9.53        $10.00         $ 9.52
Net investment income
  (loss)(1)...............      .00          .00          (.01)          (.02)
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions............     (.47)         .25          (.47)           .25
                          ----------  ------------      ------         ------
Net decrease in net asset
  value from operations...     (.47)         .25          (.48)           .23
                          ----------  ------------      ------         ------
Net asset value, end of
  period..................$    9.53     $   9.78        $ 9.52         $ 9.75
                          ----------  ------------      ------         ------
                          ----------  ------------      ------         ------
Total Return(2)...........    (4.70)%        2.62%       (4.80)%         2.41%
Ratio of expenses to
  average net
  assets(3)`D'............     2.15%        2.15%         2.90%          2.90%
Ratio of net investment
  income (loss) to average
  net assets(3)...........     (.32)%        (.27)%      (1.00)%        (1.45)%
Portfolio turnover rate...        0%         1.7%            0%           1.7%
Net assets, end of period
  (000 omitted)...........$  14,622     $ 18,825        $1,004         $1,294

------------
 * Commencement of operations.

 ** Unaudited

(1) Based on average shares outstanding

(2) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

(3) Annualized.

 `D' Net of voluntary reduction of management fees by Adviser and Subadviser amounting to .60% (annualized) of average daily net assets of both Class A and Class B shares of the International Equity Fund and Developing Markets Fund for the period from September 8, 1995 through October 31, 1995 and .56% (annualized) of average daily net assets of Class A and Class B shares of the International Equity Fund and .60% (annualized) of average daily net assets of Class A and Class B shares of the Developing Markets Fund for the two months ended December 31, 1995.

                                  INTRODUCTION

     Winthrop Opportunity Funds is a Delaware business trust whose shares are offered in two separate portfolios, collectively referred to as the 'Funds.' Because Winthrop Opportunity Funds offers multiple funds, it is known as a 'series fund.' Winthrop Opportunity Funds may in the future establish additional Funds with different investment objectives and policies and offer additional classes of shares.

     Each Fund is a separate pool of assets constituting, in effect, a separate Fund with its own investment objective and policies. (See 'Investment Objectives, Policies and Risk Considerations' below.) A shareholder may utilize the Funds' exchange privilege to transfer such shareholder's assets to the same class of another Fund in Winthrop Opportunity Funds or for shares of Alliance Government Reserves or Alliance Municipal Trust. In addition, shares of a Fund can be exchanged for shares of the same class of the Winthrop Growth Fund, Winthrop Fixed Income Fund, Winthrop Aggressive Growth Fund, Winthrop Growth and Income Fund or the Winthrop Municipal Trust Fund (collectively, the 'Winthrop Focus Funds') in accordance with the shareholder's changing perceptions of the relative investment potential of each investment alternative. A shareholder will pay a higher 12b-1 Fee when exchanging Class A shares of the Funds (.25 of 1% annually) for Class A shares of the Winthrop Focus Funds (.30 of 1% annually). (See 'Purchases, Redemptions and Shareholder Services.') Shareholders of all classes of a Fund are entitled to their pro rata share of any dividends and distributions arising from that Fund's assets except that with respect to each Fund, each Class bears different distribution expenses (See 'Dividends, Distributions and Taxes.') Upon redeeming shares of a Fund, the shareholder will receive the next-determined net asset value of that Fund represented by the redeemed shares less the applicable contingent deferred sales charge, if any. (See 'Purchases, Redemptions and Shareholder Services.')

            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

     The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that either Fund will achieve its respective investment objective.

     The investment objectives of each Fund are fundamental policies of that Fund and may not be changed without the approval of that Fund's shareholders. Except as set forth in 'Investment Policies and Restrictions' in the Statement of Additional Information, or as otherwise indicated below, the investment policies of each Fund are not fundamental policies and may be changed by the Board of Trustees without a shareholder vote. A more detailed explanation of the Funds' policies and the securities and instruments they may buy or use is contained in the Funds' Statement of Additional Information, which is available upon request.

     Developing Markets Fund The investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries. The foregoing investment objective is a fundamental policy of the Fund and cannot be changed without shareholder approval. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in developing country equity securities.

     The Fund considers developing countries to be all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. As used in this Prospectus, a company in a developing country is an entity: (i) for which the principal securities trading market is in a developing country, as defined above or (ii) organized under the laws of and with a principal office in a developing country.

     As an operating policy, the Fund currently intends to invest primarily in countries represented within the Morgan Stanley Capital International ('MSCI') Emerging Market Indices. Those countries currently include Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela, India, Indonesia, Korea, Malaysia, Philippines, South Africa, Thailand, Sri Lanka, Greece, Israel, Jordan, Portugal and Turkey. The Adviser and Subadviser do not currently intend to invest more than 25% of the Fund's total assets (at the time of investment) in developing countries not represented within the MSCI Emerging Market Indices.

     The Fund seeks to identify those countries and industries where economic and political factors are likely to produce above-average growth rates. The Fund then seeks to invest in those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different developing countries.

     Characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in substantial price volatility of those securities. Shareholders should be aware that investing in developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries.

     International Equity Fund The investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States. The foregoing investment objective is a fundamental policy of the Fund and cannot be changed without shareholder approval. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of issuers from at least three different countries outside the United States. The Fund considers it consistent with this objective to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States.

     In pursuing its investment objective, the Fund intends to diversify its equity investments primarily among countries represented within the EAFE Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East index, an unmanaged index of over 1,000 foreign stock prices. Those countries currently include Germany, Netherlands, Belgium, Austria, France, Italy, Spain, United Kingdom, Switzerland, Japan, Hong-Kong, Australia, New Zealand, Malaysia, Singapore and the Scandinavian countries. The Adviser and Subadviser do not currently intend to invest more than 10% of the Fund's total assets (at the time of investment) in countries outside the United States not represented within the EAFE Index.

     Equity Securities 'Equity Securities,' as used in this Prospectus, refers to common stock, preferred stock (including convertible preferred), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.

     Convertible Securities Each Fund may invest up to 25% of its assets in convertible securities. The Adviser and Subadviser currently do not intend to invest over 5% of each Fund's assets in convertible securities rated below investment grade by Standard and Poor's Ratings Group ('S&P') and Moody's Investor Service ('Moody's'), or convertible securities not rated by S&P or Moody's unless believed by the Adviser or Subadviser to be of comparable quality to instruments rated investment grade by S&P or Moody's. The Funds will not invest in convertible securities rated below B by S&P or Moody's, or unrated convertible securities of comparable quality. See the Appendix to the Statement of Additional Information for the risks associated with investing in convertible securities with such ratings. A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities.

     As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     Warrants Each Fund may invest up to 5% of its net assets in warrants. A warrant gives the holder thereof the right to buy equity securities at a specific price for a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, then the Fund holding the warrant can acquire the stock at a price below its market value.

     Depositary Receipts The Funds may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, 'Depositary Receipts'). ADRs are Depositary
Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are Depositary Receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

     Additional Investment Strategies of the Funds The Funds reserve the right as a defensive measure to hold temporarily other types of securities without limit, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of United States and non-United States issuers, repurchase agreements, time deposits or cash (foreign currencies or United States dollars), in such proportions as, in the opinion of the Adviser or Subadviser, prevailing market, economic or political conditions warrant. Each Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments, up to 35% of its assets, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

     The Funds may also engage in a variety of transactions including the use of options, forward foreign currency exchange contracts and futures contracts and options thereon. Each Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. There can be no assurance that any of these strategies will achieve their objectives.

     Option Transactions The Funds may purchase and sell put and call options. The Funds may purchase and sell such options on securities, currencies, and financial indices that are traded on U.S. or foreign securities exchanges or in the over-the-counter market. Options traded in the over-the-counter market are considered illiquid investments. A Fund's successful transaction with options depends on the ability of the Adviser or Subadviser to predict the direction of the market and is subject to certain additional risks, including generally greater volatility of options as compared to common stocks and the risk that an option will expire without value.

     Forward Foreign Currency Exchange Contracts The Funds may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates.

     Financial Futures Contracts and Options Thereon The Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with the regulations of the Commodity Futures Trading Commission.

     The Funds may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of each Fund's portfolio.

     Risks of Options, Currency Exchange Contracts and Financial Futures Strategies Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If the Adviser's or Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Funds may leave the Funds in a worse position than if such strategies were not used. The loss from entering into futures contracts is potentially unlimited. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Adviser's or Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for such Fund to maintain 'cover' or to segregate securities in connection with hedging transactions. See 'Dividends, Distributions and Taxes' in the Statement of Additional Information.

     Because the markets for certain options and futures contracts in which the Funds will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, each Fund's ability to engage in transactions using such investments may be limited.

     Nonconvertible Fixed Income Securities Each Fund may invest up to 35% of its total assets in investment grade fixed income securities. Investment grade obligations are those obligations rated BBB or better by S&P or Baa or better by Moody's in the case of long-term obligations and equivalently rated obligations in the case of short-term obligations, or instruments not rated by S&P or Moody's unless believed by the Adviser or Subadviser to be of comparable quality to instruments rated investment grade by S&P or Moody's. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Illiquid Investments Each Fund may invest up to 15% of its net assets in illiquid investments. Under the supervision of the Trustees, the Adviser and Subadviser determine the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

     Borrowing Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, as amended (the '1940 Act'), each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The Adviser and Subadviser do not currently intend to engage in borrowing transactions.

     Other Risk Factors Each Fund's net asset value will fluctuate, reflecting changes in the market value of its portfolio positions.

     There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. Additionally, foreign securities may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a foreign issuer, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

     See 'Investment Objectives' in the Statement of Additional Information for a more complete description of the Funds' objectives, strategies, instruments to be used in connection therewith and risks associated therewith.

                                   MANAGEMENT

     The  Funds' Board of Trustees (who, with its officers, are described in the
Statement  of  Additional  Information)  has  overall  responsibility  for   the
management of the Funds.

     Wood, Struthers & Winthrop Management Corp. (the 'Adviser'), a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, has been retained under an investment advisory agreement to provide investment advice and to supervise the management and investment programs of the Funds, subject to the general supervision and control of the Trustees of the Funds. Pursuant to a Subadvisory Agreement among the Funds, the Adviser and AXA Asset Management Partenaires (the 'Subadviser'), a societe anonyme organized under the laws of France with principal offices at 40, rue du Colisee, 75008 Paris, France, the Subadviser furnishes investment advisory services in connection with the management of the Funds. The Adviser continues to have responsibility for all investment advisory services pursuant to the investment advisory agreement and supervises the Subadviser's performance of such services. The Fund is a party to the Subadvisory Agreement solely for purposes of indemnification and termination.

     The Adviser is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation, which is a member of the New York Stock Exchange and a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ('DLJ'), a major international supplier of financial services. DLJ is an independently operated, indirect subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a member of a large French insurance group. AXA is indirectly controlled by a group of five French mutual insurance companies.

     The Adviser acts as investment adviser to the following investment companies with aggregate assets of approximately $467 million:

                                  ASSETS AS OF
                                    12/31/95
                                  ------------
Winthrop Aggressive Growth
  Fund.........................   $214,187,000
Winthrop Growth & Income
  Fund.........................   $ 96,599,000
Winthrop Growth Fund...........   $ 58,207,000
Winthrop Fixed Income Fund.....   $ 58,034,000
Winthrop Municipal Trust
  Fund.........................   $ 40,171,000
                                  ------------
                                  $467,198,000

     The Subadviser is an indirect wholly-owned subsidiary of AXA.

     The Subadviser does not currently act as an investment adviser to any other investment companies.

     Jean-Patrick Dubrun, an employee of the Subadviser, is the portfolio manager of each Fund. Mr. Dubrun has been an asset manager responsible for international equities for a subsidiary of AXA since 1987.

     Under its Advisory Agreement with the Funds, the Adviser provides investment advisory services and order placement facilities for each of the Funds and pays all compensation of Trustees of the Funds who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Funds management supervision and assistance and office facilities in addition to administrative and other nonadvisory services for which it may be reimbursed. The Funds pay a fee to the Adviser at the following annual percentage rates of the average daily net assets of each Fund: 1.25% of the first $100,000,000, 1.15% of the next $100,000,000 and 1.00% of net assets in excess of $200,000,000. The advisory fees to be paid by the Funds are higher than those paid by most other mutual funds.

     Under the Subadvisory Agreement, the Adviser pays the Subadviser for its services, out of the Adviser's own resources, at the following annual percentage rates of the average daily net assets of each Fund: .625% of each Fund's first $100,000,000, .575% of the next $100,000,000 and .500% of the balance.

     Through October 31, 1996, the Adviser and Subadviser may voluntarily reduce their management fees by the amount that Total Operating Expenses exceed 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. Any such reduction will be borne equally between the Adviser and Subadviser. After October 31, 1996, the Adviser and Subadviser may, in their sole discretion, determine to discontinue this practice with respect to either Fund.

                             EXPENSES OF THE FUNDS

GENERAL

     In addition to the payments to the Adviser under the investment advisory agreement described above, the Funds pay the other expenses incurred in the Funds' organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the Securities and Exchange Commission ('SEC') and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees, and commissions.

     The investment advisory agreement provides that the Adviser will reimburse the Funds up to the amount of its advisory fee for the expenses of any Fund (exclusive of interest, taxes, brokerage, expenditures pursuant to the distribution services agreement described below, and extraordinary expenses, all to the extent permitted by applicable state law and regulations) which in any year exceed the limits prescribed by any state in which shares of such Fund are qualified for sale.

DISTRIBUTION AGREEMENT

     Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares. Under SEC regulations, some of the payments described below to be made by the Funds could be deemed to be distribution expenses within the meaning of such rule. Thus, pursuant to Rule 12b-1, the Funds' Trustees, including a majority of its disinterested Trustees, have adopted separate 12b-1 Plans for the expenses to be incurred in distributing each Fund's Class A shares (the 'Rule 12b-1 Class A Plans') and Class B shares (the 'Rule 12b-1 Class B Plans' and collectively, the 'Rule 12b-1 Plans'), and the Funds have entered into a Distribution Agreement (the 'Agreement') with Donaldson, Lufkin & Jenrette Securities Corporation, the Funds' distributor (the 'Distributor'). The
Distributor may enter into service agreements with other entities. The Distributor is located at 277 Park Avenue, New York, New York 10172.

     With respect to each Fund, the maximum amount payable by a Fund under the Rule 12b-1 Class A Plans for distributing Class A shares is .25 of 1% of the average daily net assets of the Class A shares during the year. Under the Rule 12b-1 Class B Plans, the maximum amount payable by a Fund for distributing Class B shares is 1% of the average daily net assets of the Class B shares during the year consisting of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares and (ii) a service fee of up to
 .25 of 1% of the average daily net assets of the Class B shares. The Agreement but not the Rule 12b-1 Plans terminate in the event of assignment of the Agreement.

     With respect to sales of a Fund's Class B shares through a broker-dealer, the Distributor pays the broker-dealer a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of both Class A shares and Class B shares. Pursuant to the Rule 12b-1 Plans, the Distributor is then reimbursed for such payments with amounts paid from the assets of such Fund. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly from the Funds. Investors who purchase their shares directly from the Funds will pay a pro rata share of the Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Funds.

     Amounts paid under the Plans and the Agreement are used in their entirety to reimburse the Distributor for actual expenses incurred to (i) promote the sale of shares of each Fund by, for example, paying for the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders, by directly or indirectly purchasing radio, television, newspaper and other advertising or by compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance, (ii) make payments to the Distributor to compensate broker-dealers or other persons for providing distribution assistance and (iii) make payments to compensate financial intermediaries for providing administrative and accounting services with respect to the Funds' shareholders. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of a Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments. The Rule 12b-1 Plans permit payments to be made in subsequent years for expenses incurred in prior years if the Funds' Trustees specifically authorize such payment. For the fiscal year ended October 31, 1995, distribution costs incurred for the Developing Markets Fund were $4,718 and $581 for Class A and Class B shares, respectively, and $9,809 and $1,013 for Class A and Class B shares, respectively, of the International Equity Fund.

                PURCHASES, REDEMPTIONS AND SHAREHOLDER SERVICES

PURCHASES

     Shares of each of the Funds will be offered on a continuous basis directly by the Funds and by the Distributor, acting as agent for the Funds, at the respective net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange (the 'NYSE'), currently 4:00 p.m., New York City time, following receipt of a purchase order in proper form plus, in the case of Class A shares of each Fund, an initial sales charge imposed at the time of purchase or subject to a contingent deferred sales charge upon redemption in the case of Class B shares of each Fund and certain redemptions of Class A shares. The investor should send a completed Share Purchase Application (found in this Prospectus) and enclose a check in the amount of the initial investment to the Transfer Agent, Fund/Plan Services, Inc., P.O. Box 874, Conshohocken, PA 19428, Attn: Winthrop Mutual Funds.

     The initial minimum investment in each Fund is $250 and $25 for subsequent investments in a Fund. (For example, an investor wishing to make an initial investment in shares of both Funds would be required to invest at least $250 in each Fund.) Full and fractional shares will be credited to an investor's account in the amount of the investment. Each Fund reserves the right to reject any
Share Purchase Application in its sole discretion. Shareholder accounts established on behalf of the following types of plans will be exempt from the Fund's minimum initial investment and minimum subsequent investment requirements: (i) retirement plans qualified under section 401(k) of the Code;
(ii) plans described in section 403(b) of the Code; (iii) deferred compensation plans described in section 457 of the Code; (iv) simplified employee pension
(SEP) plans; and (v) salary reduction simplified employee pension (SARSEP) plans. With respect to Class B shares, an investor's maximum investment in such shares is $250,000.

     Existing shareholders wishing to purchase additional shares of a Fund may use an investment stub found at the bottom of the Funds' Shareholder Statement form or, if one is not available, they may send a check payable to such Fund (with Fund Account information referenced) directly to the Transfer Agent, Fund/Plan Services, Inc., P.O. Box 874, Conshohocken, PA 19428, Attn: Winthrop Mutual Funds.

     Further information and assistance is available by contacting the Funds at the address or telephone number listed on the cover page of this Prospectus.

REDEMPTIONS

     Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed following the receipt in proper form by the Funds of shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B shares and certain redemptions of Class A shares.

     The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the value of a Fund's portfolio securities at the time of such redemption or repurchase. (See 'Dividends, Distributions and Taxes' for a discussion of the tax consequences of a redemption.)

     To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to the Funds containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone. (See 'Additional Shareholder Services -- Telephone Redemption and Exchange Privilege.')

     If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an 'eligible guarantor institution' as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

     The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

     A Fund may request in writing that a shareholder whose account in a Fund has an aggregate balance less than $250 increase his account to at least that amount within 60 days. If the shareholder fails to do so, such Fund reserves the right to close such account and send the proceeds to the shareholder. IRAs and other qualified retirement accounts are not subject to mandatory redemption. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than $250 based solely on the market movement of such Fund's shares.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the exchange is deemed to be restricted under rules of the SEC, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its portfolio securities is not reasonably practicable, or as a result of which it is not reasonably practicable for a Fund to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of shareholders. Generally, payment for redemptions will be made in cash by check or wire.

     For information concerning circumstances in which redemptions may be effected through the delivery of in kind portfolio securities, see the Statement of Additional Information.

INITIAL SALES CHARGE

     Class A shares of each Fund are offered at net asset value next determined plus a sales charge, as follows:

                               INITIAL SALES CHARGE
                      --------------------------------------
                                               COMMISSION TO
                                               DEALER/AGENT
                      AS A % OF    AS A % OF     AS A % OF
                      NET AMOUNT   OFFERING      OFFERING
  AMOUNT PURCHASED     INVESTED      PRICE         PRICE
--------------------  ----------   ---------   -------------

Less than $50,000...     6.10%        5.75%         5.00%
$50,000 to less than
  $100,000..........     4.71         4.50          3.75
$100,000 to less
  than $250,000.....     3.63         3.50          2.80
$250,000 to less
  than $500,000.....     2.56         2.50          2.00
$500,000 to less
  than $1,000,000...     2.04         2.00          1.60
$1,000,000 or
  more..............        0            0             0

     On purchases of $1,000,000 or more, there is no initial sales charge; the Distributor may pay the dealer a fee of up to 1% as follows: 1% on purchases up to $2 million, plus .80% on the next $1 million up to $3 million, .50% on the next $47 million up to $50 million, .25% on purchases over $50 million.

SALES AT NET ASSET VALUE

     The initial sales charge will be waived for the following shareholders or transactions:

          (1) investment advisory clients of the Adviser;

          (2) officers and Trustees of the Funds, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ('Related Entities'); or the spouse, siblings, children or grandparents (collectively, 'relatives') of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative;

     or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

          (3) certain employee benefit plans for employees of the Adviser and Related Entities;

          (4) an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds). To qualify, the Distributor or Transfer Agent must be notified at the time of purchase; and

          (5) shares purchased by registered investment advisors on behalf of fee-based accounts or by broker-dealers that have a sales agreement with the Funds and which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisors or broker-dealers perform advisory, custodial, recordkeeping or other services.

REDUCED SALES CHARGES

     A reduction of sales charge rates in the tables above may be obtained for participants in any of the following discount programs. These programs allow an investor to receive a reduced offering price based upon the assets held or pledged by the investor. The term 'investor' refers to (i) an individual, (ii) an individual and spouse purchasing shares of the fund for their own account or for the trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans of a single employer.

  LETTER OF INTENT

     By initially investing $250 and submitting a Letter of Intent to the Funds' Distributor or Transfer Agent, an investor may purchase shares of the portfolio over a 13-month period at the reduced sales charge applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. However, the reduced sales charge would not apply to such purchases. It is the investor's responsibility to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.

     5% of the amount of the Letter will be held in escrow by the Transfer Agent until the Letter is completed within the 13-month period. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the total shares purchased.

  RIGHT OF ACCUMULATION

     For investors who already have an account with the Funds, reduced sales charges based upon the Funds' sales charge schedule are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares the investor currently owns to the amount being invested. The Right of Accumulation is illustrated by the following example: if a previous purchase currently valued in the amount of $50,000 had been made subject to a sales charge and the shares are still held, a current purchase of $50,000 will qualify for a 3.50% sales charge (i.e. the sales charge on a $100,000 purchase). The reduced sales charge is applicable only to current purchases. It is the investor's responsibility to notify the Transfer Agent at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

     To be entitled to a reduced sales charge based upon shares already owned, the investor must notify the Distributor or the Transfer Agent at the time of the purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse or for minor children, the age of any such child and the specific relationship of each such person to the investor.

  CONCURRENT PURCHASES

     To qualify for a reduced sales charge, the investor may combine concurrent purchases of shares purchased within the Winthrop Opportunity Funds or shares of the Winthrop Focus Funds. For example, if the investor concurrently invests $25,000 in one Fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege the investor must notify the Distributor or Transfer Agent.

  COMBINED PURCHASE PRIVILEGE
     By combining the investor's holdings of shares within the Winthrop Opportunity Funds or with shares held in the Winthrop Focus Funds, the investor can reduce the initial sales charges on any additional purchases of Class A shares. The investor may also use these combinations under a Letter of Intent. This allows the investor to make purchases over a 13-month period and qualify the entire purchase for a reduction in initial sales charges on Class A shares. A combined purchase of $1,000,000 or more may trigger the payment of a dealer's commission and the applicability of a Limited CDSC, as defined below.

  REINSTATEMENT PRIVILEGE

     The Reinstatement Privilege permits shareholders to reinvest the proceeds of each Fund's Class A shares redeemed, within 120 days from the redemption, without an initial sales charge. It is the investor's responsibility to notify the Transfer Agent in order to exercise the Reinstatement Privilege.

CONTINGENT DEFERRED SALES CHARGE

     A shareholder can purchase Class B shares at net asset value without an initial sales charge. However a shareholder may pay a Contingent Deferred Sales Charge ('CDSC') if such shareholder redeems within four years after purchase. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the Class B shares being redeemed. Accordingly, no Class B CDSC will be imposed on amounts representing increases in net asset value above the initial purchase price of the shares identified for redemption. In determining the Class B CDSC, Class B shares are redeemed in the following order: (i) those acquired pursuant to reinvestment of dividends or distributions, (ii) those held for over four years, and (iii) those held longest during the four-year period.

     Where the charge is imposed, the amount of the charge will depend on the number of years since the shareholder made the purchase according to the table below.

           YEAR SINCE                PERCENTAGE
            PURCHASE                 CONTINGENT
             PAYMENT                  DEFERRED
            WAS MADE                SALES CHARGE
---------------------------------   ------------

First............................         4%
Second...........................         3%
Third............................         2%
Fourth...........................         1%
Fifth and thereafter.............         0%

     The amount of any contingent deferred sales charge will be paid by the shareholder to and retained by the Distributor and will not offset the amounts which may be paid to the Distributor under the Agreement. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The contingent deferred sales charge will be waived for the following shareholders or transactions:

          (1) shares received pursuant to the exchange privilege which are currently exempt from a contingent deferred sales charge;

          (2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended) (the 'Code');

          (3) redemptions made pursuant to a Fund's systematic withdrawal plan up to 1% monthly or 3% quarterly of the account's total market value (excluding dividend reinvestments) not to exceed 10% of total market value over any 12 month rolling period (systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver); and

          (4) liquidations, distributions or loans from the following types of retirement plan accounts: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code and
     (iii) deferred compensation plans described in section 457 of the Code.

     Redemptions effected by the Funds pursuant to their right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the contingent deferred sales charge.

CONTINGENT DEFERRED SALES CHARGE
FOR CLASS A SHARES

     For purchases of Class A shares, a Limited Contingent Deferred Sales Charge ('Limited CDSC') will be imposed by the Funds upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above (i.e. purchases of 1,000,000 or more).

     The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of (i) the net asset value at the time of purchase of the Class A shares being redeemed or (ii) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the 'net asset value at the time of purchase' will be the net asset value at purchase of the Class A shares even if those shares are later exchanged and, in the event of an exchange of Class A shares, the 'net asset value of such shares at the time of redemption' will be the net asset value of the shares into which the Class A shares have been exchanged.

     Redemptions of such Class A shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A shares will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count towards satisfying the 12-month holding period except for the period of time a shareholder's funds are held in the Alliance Money Market Funds. The Funds will assess the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A shares of the Funds or shares into which the Class A shares have been exchanged.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or upon amounts representing share appreciation. All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

     The Limited CDSC will be waived for the shareholders and transactions described above in 'Contingent Deferred Sales Charge' and 'Sales at Net Asset Value.'

AUTOMATIC CONVERSION OF CLASS B SHARES

     Class B shares held for eight years after purchase will be automatically converted into Class A shares. The Fund will effect conversions of Class B shares into Class A shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a 'Conversion Date'). If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, an investor's Class B shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B shares for as long as an additional three months after the eighth anniversary after purchase before the shares will automatically convert into Class A shares.

     All such automatic conversions of Class B shares will constitute a tax-free exchange for federal income tax purposes.

ADDITIONAL SHAREHOLDER SERVICES

     Exchange Privilege Shares of one Class of a Fund can be converted to the same class of another Fund in Winthrop Opportunity Funds or for shares of Alliance Government Reserves or Alliance Municipal Trust (collectively, the 'Alliance Money Market Funds'). The Alliance Money Market Funds are no-load money market funds which retain Alliance Capital Management Company, Inc. as investment adviser. In addition, shares of each Fund may be exchanged for shares of the same class of the Winthrop Focus Funds. Exchanges may be made by mail or telephone (see 'Telephone Redemption and Exchange Privilege'). The Class B Shares are subject to a contingent deferred sales charge which declines from 4% during the first year of investment to zero after four years. The exchange privilege for the Funds, the Winthrop Focus Funds and the Alliance Money Market Funds is available only in states in which shares of the relevant Fund, Winthrop Focus Fund or Alliance Money Market Fund may be legally sold. Prospectuses for each of the Winthrop Focus Funds or the Alliance Money Market Funds may be obtained from the Funds at the address or telephone number listed on the cover page of this Prospectus. An exchange is effected on the basis of each Fund's relative net asset value per share next computed following receipt of an order for such exchange from the shareholder.

     The Funds impose no separate charge for exchanges. A shareholder will not be assessed any contingent deferred sales charge at the time of an exchange between the Funds or between any of the Funds and a Winthrop Focus Fund or an Alliance Money Market Fund. Any applicable contingent deferred sales charge will be assessed when the shareholder redeems shares of a Fund, Winthrop Focus Fund or Alliance Money Market Fund. The period of time during which a shareholder owns shares in any of the Funds will be used to determine the applicable contingent deferred sales charge. However, the period of time during which a shareholder's funds are held in the Alliance Money Market Funds will not be included in the holding period used to determine the applicable contingent deferred sales charge. A shareholder will pay a higher 12b-1 Fee when exchanging Class A shares of the Funds (.25 of 1% annually) for Class A shares of the Winthrop Focus Funds (.30 of 1% annually).

     The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The Funds reserve the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon at least 60 days prior written notice.

     Shareholders should be aware that an exchange is treated for federal income tax purposes as a sale and purchase of shares which may result in realization of gain or loss.

     Exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses for such Fund may be higher and a sales charge differential may apply. The Funds retain the right to revoke the exchange privilege for retirement plan accounts that exchange their shares for shares of the Alliance Money Market Funds.

     Automatic Monthly Investment Plan A shareholder may elect on the Share Purchase Application to make additional investments in a Fund automatically, by authorizing the Funds to draw on the shareholder's account regularly by check.

     A shareholder may change the date (either the 10th, 15th or 20th of each month) or amount (subject to a minimum of $25) of the shareholder's monthly investment at any time by letter or telephone call to the Funds at least three business days before the change becomes effective. The plan may be terminated at any time without penalty by the shareholder or the Funds.

     Dividend Direction Option A shareholder may elect on the Share Purchase Application to have his or her dividends paid to another individual or directed for reinvestment within the same class of another series of the Funds or the Winthrop Focus Funds provided that an existing account in such other Fund or Winthrop Focus Fund is maintained by the shareholder.

     Systematic Withdrawal Plan Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder or a third party will receive payment by check in a stated amount of not less than $50 on a monthly, quarterly, semi-annual or annual basis. Such withdrawals may be subject to the contingent deferred sales charge. See 'Purchases, Redemptions and Shareholder Services.'

     Telephone Redemption and Exchange Privilege A shareholder may elect on the Share Purchase Application to withdraw up to $50,000 per day from such shareholder's account, via telephone orders (toll free) (800) 225-8011 given to the Funds by the shareholder or the shareholder's investment dealer of record. A shareholder may also transfer assets via telephone from such shareholder's account to the same class of another fund in Winthrop Opportunity Funds or Winthrop Focus Funds or for shares of an Alliance Money Market Fund. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures include the requirement that redemption or transfer orders must include the account name and the account number as registered with the Funds. The minimum amount for a wire transfer is $1,000. Proceeds of telephone redemptions may also be sent by automated clearing house funds ('ACH') to a shareholder's designated bank account. Neither the Funds, the Adviser, the Subadviser, the Winthrop Focus Funds, the Alliance Money Market Funds nor any transfer agent for any of the foregoing will be responsible for following instructions communicated by telephone that are reasonably believed to be genuine and accordingly, investors bear the risk of loss. The Telephone Exchange Privilege will be offered automatically unless a shareholder declines such option on the Share Purchase Application or by writing to the Funds' Transfer Agent at the address listed in the back of this Prospectus.

     Timing of Redemptions and Exchanges If a redemption or transfer order for a Fund is received on a Fund Business Day prior to the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m. New York City time, the proceeds will be transferred as soon as possible, normally on the next Fund Business Day, and shares of each Fund will be priced that Fund Business Day. If the redemption or transfer order is received after the close of the regular session of the New York Stock Exchange, shares of each Fund will be priced the next Fund Business Day and the proceeds will be transferred the next Fund Business Day after pricing. A shareholder also may request that proceeds be sent by check to a designated bank. Transfers are made without any charge by the Funds.

     Purchases by check may not be redeemed by a Fund until after a reasonable time necessary to verify that the purchase check has been paid (approximately ten Fund Business Days from receipt of the purchase check). When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two Fund Business Days after the purchase by wire. Bank acknowledgment of payment initialled by the shareholder may shorten delays.

     Additional information concerning these Additional Shareholder Services may be obtained by contacting the Funds at the address or telephone number listed on the cover page of this Prospectus.

                                NET ASSET VALUE

     The net asset value per share for purchases and redemptions of shares of each Fund is determined as of the close of the regular session of the NYSE, which is generally 4:00 p.m. New York City time, on each day that trading is conducted during such session on the NYSE. In accordance with the Funds' Agreement and Declaration of Trust and By-Laws, net asset value for each Fund is determined separately for each class by dividing the value of each class's net assets allocable to such class, less its liabilities, by the total number of each class's shares then outstanding. For net asset value determination purposes, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded and that value is then converted into U.S. dollars at the foreign exchange rate in effect as of 4:00 p.m., London time, on the day the value of the foreign security is determined. As a result, to the extent a Fund holds securities quoted or denominated in a foreign currency, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of such Fund's shares even though there has not been any change in the value of such securities as quoted in the foreign currency. For purposes of this computation, the securities in each Fund's portfolio are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees believe would accurately reflect their fair value.

     Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a Fund's shares may not take place contemporaneously with the determination of the prices of investments held by such Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the net asset value of a Fund's shares unless the Adviser or Subadviser, under the supervision of such Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the net asset value of a Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such Fund.

     Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days where it has been determined in good faith under procedures approved by the Board of Trustees that amortized cost equals fair value. All other assets are valued at fair value as determined in good faith under such valuation procedures approved by the Board of Trustees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Funds intend to distribute to shareholders of the Funds on an annual basis, substantially all of the net investment income, if any, for each respective Fund for such period.

     Capital gains (short-term and long-term), if  any, realized by each of  the
Funds   during  their  fiscal  year  will   be  distributed  to  the  respective
shareholders shortly after the end of such fiscal year.

     Each income dividend and capital gains distribution, if any, declared by the Funds on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Fund. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the Funds from a shareholder or the shareholder's investment dealer of record at least 30 days prior to the record date for a particular dividend or distribution on shares of each Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

     There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Fund depends upon the realization by the Fund of income and capital gains from that Fund's investments. All dividends and distributions will be made to shareholders of a Fund solely from assets of that Fund.

     Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of Fund shares held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed.

                                RETIREMENT PLANS

     Each of the Funds may be a suitable investment vehicle for part or all of the assets held in various tax-sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under the Individual Retirement Account ('IRA') prototype and under the prototype retirement plan and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the Funds or the Funds' Transfer Agent. While the Funds reserve the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to sales to the types of plans listed below.

INDIVIDUAL RETIREMENT ACCOUNTS

     The Adviser has available a prototype form of IRA for investment in shares of any one or more Funds. An individual with a non-working spouse may deduct a contribution to an IRA of up to $2,250, provided that no more than $2,000 may be contributed for either spouse. The deduction for a contribution to an IRA is phased out if an unmarried individual has adjusted gross income in excess of $25,000, a married couple filing jointly in excess of $40,000 or for any adjusted gross income of a married taxpayer filing separately.

     As with tax-deductible contributions, taxes on the income earned from nondeductible IRA contributions will be deferred until distributed from the IRA.

SIMPLIFIED EMPLOYEE PENSION PLAN ('SEP/IRA')

     A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ('SAR/SEP')

     A SAR/SEP offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this Plan. This form of retirement plan is also available for investment in the Funds.

EMPLOYER-SPONSORED RETIREMENT PLANS

     The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.

     Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.

SELF-DIRECTED RETIREMENT PLANS

     Shares of the Funds may be suitable for self-directed IRA accounts and prototype retirement plans such as those developed by Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser and Subadviser and the Funds' Distributor.

                              GENERAL INFORMATION

CAPITALIZATION

     Winthrop Opportunity Funds was organized as a Delaware business trust under the laws of Delaware on May 31, 1995. Winthrop Opportunity Funds has an unlimited number of authorized shares of beneficial interest, no par value, which may, without shareholder approval, be divided into an unlimited number of series, and an unlimited number of classes. Such shares are currently divided into two series, one for each Fund. Shares of each Fund are divided into Class A and Class B shares of each Fund and are normally entitled to one vote (with proportional voting for fractional shares) for all purposes. Generally, shares of both Funds vote as a single series on matters that affect all Funds in substantially the same manner. As to matters affecting each Fund separately, such as approval of the investment advisory agreement, shares of each Fund would vote as separate series. With respect to each Fund, each class is identical in all respects except that (i) each class bears different distribution services fees, (ii) each class has exclusive voting rights with respect to its Rule 12b-1 Plan and (iii) each class has a different exchange privilege. The Funds will not have annual meetings of shareholders so long as at least two-thirds of the Trustees then in office have been elected by the shareholders. Section 16(c) of the 1940 Act provides certain rights to shareholders which the Funds will honor regarding the calling of meetings of shareholders and other communications with shareholders. Trustees may also call meetings of shareholders from time to time as the Trustees deem necessary or desirable.

     Shares of a Fund are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Fund are entitled to receive the net assets of that Fund. Since Class B shares of each Fund are subject to greater distribution services fees than Class A shares of the Fund, the liquidation proceeds to shareholders of Class B shares are likely to be less than the proceeds to Class A shareholders. Shareholders have no preemptive rights.

DISTRIBUTOR

     Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser and Subadviser, serves as the Funds' Distributor.

CUSTODIAN DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

     Citibank, N.A. acts as Custodian for the securities and cash of the Funds, but plays no part in deciding on the purchase or sale of portfolio securities. Fund/Plan Services, Inc. acts as dividend disbursing agent, registrar and transfer agent.

INFORMATION FOR SHAREHOLDERS

     Any shareholder inquiry regarding the Funds or the status of the shareholder's account can be made to the Funds or to Fund/Plan Services, Inc. by mail or by telephone at the address or telephone number listed on the cover of this Prospectus.

     Following any purchase or redemption, a shareholder will receive a statement confirming the transaction and setting forth the total number of shares owned, their net asset value and contingent deferred sales charge, if any. Annual audited and semi-annual unaudited financial statements, which include a list of investments held by the Funds, will be sent to shareholders.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                    ADVISER
                  Wood, Struthers & Winthrop Management Corp.
                   277 Park Avenue, New York, New York 10172

                                  SUBADVISER
                        AXA Asset Management Partenaires
                    40, rue du Colisee, 75008 Paris, France

                                  DISTRIBUTOR
              Donaldson, Lufkin & Jenrette Securities Corporation
                   277 Park Avenue, New York, New York 10172

                                    AUDITORS
                               Ernst & Young LLP
                  787 Seventh Avenue, New York, New York 10019

                                   CUSTODIAN
                                 Citibank, N.A.
                   111 Wall Street, New York, New York 10043

                                 TRANSFER AGENT
                            Fund/Plan Services, Inc.
                         P.O. Box 874 (#2 Elm Street),
                             Conshohocken, PA 19428

                                    COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom
                   919 Third Avenue, New York, New York 10012

                               TABLE OF CONTENTS

Summary of Fund Expenses                                 2
Financial Highlights                                     4
Introduction                                             5
Investment Objectives, Policies and Risk
  Considerations                                         5
Management                                               9
Expenses of the Funds                                   10
Purchases, Redemptions and Shareholder Services         12
Net Asset Value                                         19
Dividends, Distributions and Taxes                      19
Retirement Plans                                        20
General Information                                     21

             This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                           WOOD, STRUTHERS & WINTHROP
                                Established 1871

                                     [Logo]

                      INVESTMENT MANAGEMENT SUBSIDIARY OF
                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                                   Prospectus
                               February 28, 1996

                                     [Logo]

                           WINTHROP OPPORTUNITY FUNDS
                           SHARE PURCHASE APPLICATION

WINTHROP OPPORTUNITY FUNDS            FOR ASSISTANCE IN FILLING OUT THIS APPLICATION CALL:
C/O FUND/PLAN SERVICES, INC.          (800) 225-8011
P.O. BOX 874
CONSHOHOCKEN, PA 19428

(1) TYPE OF ACCOUNT                                                                          DATE __________________, 199_______
    [ ] New Account         [ ] Existing Account #______________________________

(2) INVESTMENT  SELECTION  -- Please  indicate  the  dollar  amount you wish to invest in each Fund and make  checks  payable to
    Winthrop Mutual Funds.  Please select the class of shares you wish to purchase.  If no class of shares is selected,  Class A shares will be purchased.

       WINTHROP FUND NAME                       AMOUNT           CLASS OF SHARES (FUND NUMBER)
       ------------------                       ------           -----------------------------
       Developing Markets Fund         $_______________________  [ ] Class A (540)
                                                                     (front-end sales charge)
                                                                 [ ] Class B (640)
                                                                     (contingent deferred sales charge)

       International Equity Fund       $_______________________  [ ] Class A (541)
                                                                     (front-end sales charge)

            Total                      $_______________________  [ ] Class B (641)
                                                                     (contingent deferred sales charge)

       Initial Investment Minimum per Fund $250; Subsequent       Class   B  Shares   are  not   available  for
       Investment Minimum $25. Minimums are waived for SEP,       purchases of $250,000 or more.
       SARSEP, 401K, 403B and 457 plans.

  (3)  SHARE REGISTRATION

       [ ] Individual ________________________________________________  ________________________________________________________
                                          Name                                           *Joint Owner, if any

       [ ] Gift to Minor______________________________________________  as custodian for _______________________________________
                                    Name of Custodian                                              Name of minor
           under the ________________________________ Uniform Gift to Minors Act. (Reference social security # of minor in space
                                State                                             provided below)

       [ ] Other _______________________________________________________________________________________________________________
                                                        (Name of corporation, organization, trusts, etc.)

       Address _________________________________________________________________________________________________________________
                                                                            Street

               _________________________________________________________________________________________________________________
                             City                                            State                               Zip Code

       Phone Number (_____) ________________________________ Social Security or Taxpayer ID #** ________________________________

       * In the event of co-owners, a joint tenancy with right of survivorship will be assumed unless otherwise indicated.

       ** Required to open an account.

  (4)  TELEPHONE TRANSACTIONS
       TELEPHONE  EXCHANGE PRIVILEGE -- I understand that unless I have checked the box below, this privilege will automatically apply.
       (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations)
       [ ] I do not elect the telephone exchange privilege.
       TELEPHONE  REDEMPTION  PRIVILEGE -- I hereby  authorize the Funds or its transfer  agent to effect the redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent as follows:
       [ ] Mail Redemption proceeds to the name and address in which my Fund Account is registered.
       [ ] Deposit via ACH to the commercial bank referenced in Section 10.
       [ ] Wire Redemption proceeds to the Bank referenced in Section 10 and charge my Fund account the applicable wire fee.
       (NOTE: The maximum telephone  redemption amount is $50,000.  Telephone  redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days.)

  (5)  SIGNATURE  -- Required by federal tax law to avoid 31% backup  withholding:  By signing,  I certify  under  penalties  of perjury that the social  security or taxpayer  identification  number  entered  above is correct and that I have not been notified by the IRS that I am subject to backup  withholding unless I have checked the box to the right. [ ] I am subject to backup withholding.

       By selecting any of the above telephone  privileges,  I agree that neither the Funds,  the Adviser,  the Subadviser,  the
       Winthrop Focus Funds,  the Alliance Money Market Funds nor any transfer agent for any of the foregoing will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Funds  reasonably  believe to be genuine,  and that neither the Funds nor any such party will be responsible  for the authenticity of such telephone  instructions.  I understand that any or all of these privileges may be discontinued by me or the Funds at any time. I understand  and agree that the Funds reserve the right to refuse any  telephone  instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

       I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

       The person(s),  if any, signing on behalf of the investor (i.e.  corporation,  organization,  trust,  etc.) represent and warrant that they are authorized to sign this  application  and purchase,  redeem,  or exchange  shares on behalf of such investor.

       __________________________________________________________________   ____________________________________________________
       Signature                                                            Date


       __________________________________________________________________   ____________________________________________________
       Signature                                                            Date

       (If an institution, please include documentation establishing authorized signatories).

  (6)  FOR DEALER USE ONLY -- We  guarantee  the  signature(s)  set forth in  Section  5, as well as the legal  capacity  of the shareholder.

       Dealer Name _____________________________________________________________  Dealer No.____________________________________

       Branch Office Name ______________________________________________________  Branch Office No._____________________________

       Branch Office Address____________________________________________________________________________________________________

       Representative's Name____________________________________________________   Representative's No._________________________

       Representative's Phone No._________________________________ Authorized Signature ________________________________________

      ------------
       FOR DIVIDEND INSTRUCTIONS AND OTHER ACCOUNT OPTIONS, PLEASE COMPLETE THE REVERSE SIDE OF THIS PURCHASE APPLICATION.


                           WINTHROP OPPORTUNITY FUNDS
                           SHARE PURCHASE APPLICATION

(7)   DIVIDEND OPTIONS
       DIVIDEND INSTRUCTIONS -- If no instructions are given, all distributions will be reinvested.
       INCOME DIVIDENDS: (select one)
       [ ] Reinvest dividends        [ ] Pay dividends in cash        [ ] Use Dividend Direction Option

       CAPITAL GAINS DISTRIBUTION: (select one)
       [ ] Reinvest capital gains    [ ] Pay capital gains in cash    [ ] Use Dividend Direction Option
       [ ] DIVIDEND DIRECTION OPTION I/we hereby authorize and request that my/our distributions be either  (a)
           paid  to the person and/or address  designated below or (b) reinvested  into my/our account which we currently maintain in another Winthrop Fund:

       a) Name ________________________________________________  b) Winthrop Fund ______________________________________________

       Account or Policy #_____________________________________    Existing Acct. No.___________________________________________
        (if applicable)
       Address_________________________________________________

       City, State, Zip________________________________________

       (NOTE:  Dividend checks that are returned 'not  forwardable'  will be reinvested in additional  shares of the Fund at the current net asset value on the date the check is received.)

  (8)  [  ] AUTOMATIC MONTHLY INVESTMENT PLAN* -- I/we hereby authorize you to draw on my/our bank account an amount of $_______
            ($25 minimum) for an investment in the Funds  beginning on the 10th, 15th or 20th (circle one) day and continuing on that same day each month.

       __________________________________________________________   ____________________________________________________________
                          Fund Name(s)                                                    Bank Account Number

       _________________________________________________________________________________________________________________________
                                                 Branch Name and Address of Bank

       The Fund requires signatures of bank account owners exactly as they appear on bank records:

       ________________________________________________________  _______________  _________________________________  ___________
       Individual Account Owner                                       Date        Joint Account Owner                   Date

       *(ATTACH  VOIDED  CHECK -- Include a blank check from the bank  account from which your  investment  will be made.  Write
       'VOID' across the face of the check, and attach it to this form.)


  (9)  [ ]SYSTEMATIC CASH WITHDRAWAL PLAN -- (Minimum initial purchase $10,000). The undersigned requests that the Funds, or any transfer agent of the Funds, as their agent make withdrawals  beginning the 25th day  (approximately of  ____________,
          19___).

               FUND NAME                         AMOUNT
               ---------                         ------
       _____________________________   ______________________________ [ ] monthly   [ ] quarterly   [ ] semi-annually   [ ] annually

       _____________________________   ______________________________ [ ] monthly   [ ] quarterly   [ ] semi-annually   [ ] annually

       Payments under this plan should be sent:

       [ ] by check to the name and address in which my/our fund account is registered.
       [ ] by automated clearing house 'ACH' deposits to my Bank and account referenced in Section 10.
       [ ] by wire to the Bank and account referenced in Section 10 and charge my Fund account the applicable wire fee.
       [ ] by check to the Special Payee referenced below:

       Name of Payee ___________________________________________________  Account or Policy # __________________________________
                                                                                                       (if applicable)
       Address _________________________________________________________________________________________________________________

 (10)  BANK ACCOUNT INFORMATION* (To be completed if applicable under Sections 4 or 9).

       ___________________________________________________________     _________________________________________________________
                            Name of Bank                                                  Branch if applicable

       ___________________________________________________________     _________________________________________________________
                 Name in which Bank Account is Established                                Bank Account Number

       *(ATTACH  VOIDED CHECK -- Include a blank check from your bank account.  Write 'VOID'  across the face of the check,  and attach it to this form.)

 (11)  REDUCED SALES CHARGES (Class A only) -- If you, your spouse or minor children own shares in other Winthrop Funds, you may be eligible for a reduced sales charge. If applicable, please complete the sections below and indicate the accounts to be considered.

       RIGHT OF ACCUMULATION OR CONCURRENT PURCHASES

       [ ] I qualify for Right of Accumulation or Concurrent Purchase privileges with the account(s) listed below.

       ____________________________  _________________________________  _____________________________  _________________________
                 Fund Name                    Account Number                      Fund Name                  Account Number

       ____________________________  _________________________________  _____________________________  _________________________
                 Fund Name                    Account Number                      Fund Name                  Account Number

       (NOTE: When qualifying for the Concurrent Purchase privilege, Account Number reference is not required for new accounts).

       LETTER OF INTENT

       [ ] I agree to the terms of the  Letter of Intent  set forth in the  Prospectus  (including  the  escrowing  of  shares.)
           Although I am not obligated to do so, it is my intention to invest over a thirteen-month  period in shares of  one or more Winthrop Funds in an aggregate amount at least equal to:
           [  ]  $50,000      [  ]  $100,000      [  ] $250,000        [  ] $500,000      [  ] $1,000,000
       If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my accounts.

 (12)  CONSOLIDATED  ACCOUNT  STATEMENTS  -- If you prefer to receive one  quarterly  combined  statement  instead of individual account statements please reference the Winthrop Fund name and account numbers that you would like consolidated.

       ________________________________________________________   ______________________________________________________________
                      Fund Name/Account Number                                     Fund Name/Account Number

        ________________________________________________________   ______________________________________________________________
                      Fund Name/Account Number                                     Fund Name/Account Number


                           WINTHROP OPPORTUNITY FUNDS
                   277 PARK AVENUE, NEW YORK, NEW YORK 10172
                            TOLL FREE (800) 255-8011
                      STATEMENT OF ADDITIONAL INFORMATION

                                                               February 28, 1996

     This Statement of Additional Information relates to the Winthrop Developing Markets Fund (the 'Developing Markets Fund') and the Winthrop International Equity Fund (the 'International Equity Fund' and together with the Developing Markets Fund, the 'Funds'), each of which is a series of the Winthrop Opportunity Funds. The Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated February 28, 1996, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number listed above.

                               TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
Investment Policies and Restrictions.............................................................................     1
Management.......................................................................................................     7
Expenses of the Funds............................................................................................     9
Purchases, Redemptions, Exchanges and Systematic Withdrawal Plan.................................................    10
Net Asset Value..................................................................................................    13
Dividends, Distributions and Taxes...............................................................................    14
Portfolio Transactions...........................................................................................    17
Portfolio Turnover...............................................................................................    19
Investment Performance Information...............................................................................    19
Shares of Beneficial Interest....................................................................................    20
General Information..............................................................................................    21
Appendix -- Securities Ratings...................................................................................   A-1
Financial Statements.............................................................................................   B-1

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following investment policies and restrictions supplement and should be read in conjunction with the information set forth under the heading 'Investment Objectives, Policies and Risk Considerations' in the Funds' Prospectus. Except as noted in the Prospectus, each Fund's investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval; however, shareholders will be notified prior to a significant change in such policies. Each Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in 'Fundamental Investment Restrictions' in this Statement of Additional Information.

     It is the policy of the Developing Markets Fund to seek long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries; it is the policy of the International Equity Fund to seek long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States. In addition, each Fund may invest in any of the securities described below.

     Depositary Receipts. The Funds may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, 'Depositary Receipts'). ADRs are American Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are Depositary Receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

     Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income stream from common stocks but lower than that afforded by a similar nonconvertible fixed income security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the underlying common stock. Each Fund may invest up to 25% of its assets in foreign convertible securities. Wood, Struthers & Winthrop Management Corp. (the 'Adviser') and AXA Asset Management Partenaires (the 'Subadviser') currently do not intend to invest over 5% of each Fund's assets in convertible securities rated below investment grade.

     The market value of a convertible security is at least the higher of its 'investment value' (i.e., its value as a fixed-income security) or its 'conversion value' (i.e., its value when converted into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the convertible security. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Nonconvertible Fixed Income Securities. Each Fund may invest up to 35% of its total assets in investment grade fixed income securities. Investment grade obligations are those obligations rated BBB or better by Standard and Poor's Ratings Group ('S&P') or Baa or better by Moody's Investor Service ('Moody's') in the case of long-term obligations and equivalently rated obligations in the case of short-term obligations, or unrated instruments believed by the Adviser or Subadviser to be of comparable quality to such rated instruments. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Fixed income securities in which the Funds may invest include asset and mortgage backed securities. Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the assets and mortgage backed securities. As a result, if a Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. For a more complete description of Moody's and S&P's ratings, see the Appendix to this Statement of Additional Information. The foregoing investment grade limitation applies only at the time of initial investment and a Fund may determine to retain in its portfolio securities the issuers of which have had their credit characteristics downgraded.

     Options. The Funds may purchase and sell call and put options. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer, or seller, of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, that Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund that sells a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     If a Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option). A Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the Fund to write another option on the underlying security with either a different exercise price or expiration date or both. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option.

     The Funds will write only fully 'covered' options. An option is fully covered if at all times during the option period, the Fund writing the option owns either (i) the underlying securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or
(ii) an offsetting call option on the same securities at the same or a lower price.

     A Fund may not write a call option if, as a result thereof, the aggregate of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets. The Funds may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the 'CFTC').

     The Funds may also purchase and sell securities index options. Securities index options are similar to options on specific securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. When a Fund writes an option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or high quality short-term obligations or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

     Each Fund's successful use of options and financial futures depends on the ability of the Adviser and Subadviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select equity securities for investment. The ability of a Fund to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The inability to close options and futures positions also could have an adverse impact on each Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Funds of margin deposits or collateral in the event of bankruptcy of a broker with whom the Funds have an open position in an option, a futures contract or related option.

     To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the CFTC, each Fund is limited to an investment not in excess of 5% of its total assets, except that each Fund may purchase and sell such instruments, without limitation, for bona fide hedging purposes.

     Forward Foreign Currency Exchange Contracts. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     The Funds will generally enter into forward contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to 'lock in' the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Adviser or Subadviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as 'cross-hedging.' Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

     Futures and Options Thereon. The Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

     Repurchase Agreements. The Funds may enter into 'repurchase agreements,' with member banks of the Federal Reserve System, 'primary dealers' (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. Repurchase agreements permit a Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

     Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high grade securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by a Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce a Fund's obligations to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Funds or the Securities and Exchange Commission to the extent liquid high-grade debt securities are segregated in an amount at least equal to the amount of the liability.

     Illiquid Investments. Each Fund may invest up to 15% of its assets in illiquid investments. Under the supervision of the Trustees, the Adviser and Subadviser determine the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities 'covering' the amount of that Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to such Fund's limitations on investments in illiquid securities.

     Securities Lending. The Funds may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The Funds have the right to call such a loan and obtain the securities loaned at any time on five days' notice. Cash collateral may be invested in fixed income securities rated at least A or better by S&P or Moody's. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by a Fund may not exceed 25% of the value of its net assets.

     When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a 'when issued' or 'delayed delivery' basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.

     When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its Custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.

     Privatization. The governments in some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ('privatization'). The Adviser and Subadviser believe that privatization may offer opportunities for significant capital appreciation, and intend to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities such as the Funds to participate in privatization may be limited by local law and/or the terms on which the Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that certain governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The Funds may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the Investment Company Act of 1940, as amended (the '1940 Act'), each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the 1940 Act and market availability. The Funds do not intend to invest in such investment companies unless, in the judgment of Adviser and Subadviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time a Fund would continue to pay its own management fees and other expenses.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following fundamental investment restrictions are applicable to each of the Funds and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the Prospectus, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     Briefly, these restrictions provide that a Fund may not:

          (1) purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets maybe invested without regard to such 5% and 10% limitations;

          (2) invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

          (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under swaps are not treated as senior securities;

          (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter:

          (6) purchase real estate or interests therein;

          (7) purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the CFTC as a commodity pool;

          (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class; or

          (9) invest in oil, gas or other mineral leases.

                                   MANAGEMENT

     The Trustees and principal officers of the Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 277 Park Avenue, New York, New York 10172. Those Trustees whose names are preceded by an asterisk are 'interested persons' of the Funds as defined by the Investment Company Act of 1940, as amended (the '1940 Act').

     *G. Moffett Cochran, 45, Chairman of the Board of Trustees and President of the Funds is President and Chief Executive Officer of the Adviser with which he has been associated since 1992. Prior to his association with the Funds and the Adviser, Mr. Cochran was a Senior Vice President with Bessemer Trust Companies.

     Robert E. Fisher, 65, Trustee of the Funds, has been Partner at the law firm Lowenthal, Landau, Fischer & Bring, P.C., since prior to 1990.

     *Martin Jaffe, 49, Trustee, Vice President, Secretary and Treasurer of the Funds, is a Managing Director, Treasurer and Chief Operating Officer of the Adviser, with which he has been associated since prior to 1990.

     Wilmot H. Kidd, III, 54, Trustee of the Funds, has been President of Central Securities Corporation, since prior to 1990.

     John W. Waller, III, 44, Trustee of the Funds, has been chairman of Waller Capital Corporation, an investment banking firm, since prior to 1990.

     James A. Engle, 37, Vice President of the Funds, is a Managing Director and Chief Investment Officer of the Adviser with which he has been associated since prior to 1990.

     Charles E. Hughes, 53, Assistant Secretary to the Funds, is a Senior Vice President of the Adviser, with which he has been associated since prior to 1990.

     Brian A. Kammerer, 38, Assistant Treasurer to the Funds, is a Vice President of the Adviser, with which he has been associated since prior to 1990.

     The following table sets forth certain information regarding compensation of the Funds' Trustees and officers. Except as disclosed below, no executive officer or person affiliated with the Funds received compensation from the Funds for the fiscal year ended October 31, 1995 in excess of $60,000.

                               COMPENSATION TABLE

                                                                                                                   TOTAL
                                                                                                                COMPENSATION
                                                                           PENSION OR                            FROM TRUST
                                                         AGGREGATE         RETIREMENT                             AND FUND
                                                        COMPENSATION    BENEFITS ACCRUED    ESTIMATED ANNUAL    COMPLEX PAID
                                                            FROM        AS PART OF TRUST     BENEFITS UPON           TO
                  NAME AND POSITION                       TRUST(1)          EXPENSES           RETIREMENT       TRUSTEES(2)
-----------------------------------------------------   ------------    ----------------    ----------------    ------------
G. Moffett Cochran, Trustee..........................     $      0            None                None            $      0(7)
Robert E. Fisher, Trustee............................     $ 10,000            None                None            $ 10,000(2)
Martin Jaffe, Trustee................................     $      0            None                None            $      0(2)
Wilmot H. Kidd, III, Trustee.........................     $ 10,000            None                None            $ 10,000(2)
John W. Waller, III, Trustee.........................     $ 10,000            None                None            $ 10,000(2)

------------

(1) The Funds have not completed their first full year of operations. The Funds anticipate paying each independent Trustee approximately $10,000 in each calendar year.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) Represents the total compensation estimated to be paid to such persons during a full calendar year. The parenthetical number represents the number of Boards of Directors or Trustees, as the case may be, in which each Trustee serves of investment companies (including the Funds) that are considered part of the same fund complex as the Funds, because, among other things, they have a common investment adviser.

     The Trustees of the Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Funds. Each of the Trustees who are not affiliated with the Adviser will be paid a $2,000 fee for each board meeting attended. Messrs. Cochran and Jaffe are members of the Executive Committee. Messrs. Fisher, Kidd and Waller are members of the Audit Committee and are paid a $1,000 fee for each Audit Committee meeting attended.

ADVISER

     The Adviser, a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, has been retained under an Investment Advisory Agreement as the Funds' investment adviser (see 'Management' in the Prospectus). The Adviser was established in 1871, as a private concern to manage money for the Winthrop family of Boston. From these origins, the Adviser has grown to serve a select group of individual and institutional investors.

     The Adviser is (since 1977) a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ('DLJ Securities'), the distributor of the Fund's shares, which is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., which is in turn an independently operated, indirect subsidiary of The Equitable Companies Incorporated ('ECI'), a holding company controlled by AXA, a French insurance holding company. The Adviser is an integral part of the DLJ Securities family, and as one of the oldest money management firms in the country, it maintains a tradition of personalized service and performance. The address of Donaldson, Lufkin & Jenrette, Inc. is 277 Park Avenue, New York, New York 10172. The address of ECI is 787 Seventh Avenue, New York, New York 10019.

     As of April 30, 1995, AXA owns 60.5% of the outstanding shares of the common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ('Generali') (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies -- AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle and Uni Europe Assurance Mutuelle (the 'Mutuelles AXA') (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares, representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ('Paribas'). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

     The Investment Advisory Agreement was approved by the Board of Trustees of the Funds on July 25, 1995 and by the then shareholders, the Adviser and Subadviser, on August 23, 1995 and became effective on the same date. The Investment Advisory Agreement continues in force for successive twelve month periods computed from the first day of each fiscal year of each Fund provided that such continuation is specifically approved at least annually by a majority vote of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to the terms of the Investment Advisory Agreement, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to the Funds.

SUBADVISER

     The Subadviser has been retained under a subadvisory agreement by the Adviser to assist in the performance of its services to the Funds.

     The Subadviser is a wholly-owned subsidiary of AXA.

     Certain other clients of the Adviser or Subadviser may have investment objectives, policies and risk considerations similar to those of the Funds. The Adviser or Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by their other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of the securities being sold, there may be an adverse effect on price. It is the policy of the Adviser and Subadviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser and Subadviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser and Subadviser (including the Funds) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

                             EXPENSES OF THE FUNDS

GENERAL

     In addition to the payments to the Adviser under the investment advisory agreement, each Fund pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees and commissions.

     As to the obtaining of clerical and accounting services not required to be provided to the Funds by the Adviser under the investment advisory agreement or Subadviser under the investment subadvisory agreement, the Funds may employ their own personnel. For such services, they also may utilize personnel employed by the Adviser, the Subadviser or their affiliates. In such event, the services shall be provided to the Funds at cost and the payments therefor must be specifically approved in advance by the Funds' Trustees, including a majority of its disinterested Trustees.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act, the Funds have adopted a Distribution Agreement (the 'Distribution Agreement') and a Rule 12b-1 Plan for each Class of shares of each Fund (the '12b-1 Plans') to permit such Fund directly or indirectly to pay expenses associated with the distribution of shares.

     Pursuant to the Distribution Agreement and the 12b-1 Plans, the Treasurer of the Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was initially approved by each Fund's Trustees on July 25, 1995 and by the then shareholders on August 23. 1995. All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plans may not be amended in order to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without the approval of a majority of the outstanding shares of such Funds. Each Fund's 12b-1 Plan may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of a Fund or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of a Fund on not more than 60 days notice to any other party to the agreement, and will terminate automatically in the event of assignment.

     With respect to sales of a Fund's Class B shares through a broker-dealer, the Distributor pays the broker-dealer a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of both Class A shares and Class B shares. Pursuant to the Funds' Rule 12b-1 Plans, the Distributor is then reimbursed for such payments with amounts paid from the assets of such Fund. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly from the Funds. Investors who purchase their shares directly from a Fund will pay a pro rata share of such Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Funds.

     Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, each Fund pays a distribution services fee each month to the Distributor, with respect to the Class A shares of each Fund, at an annual rate of up to .25 of 1%, and with respect to the Class B shares of each Fund the annual rate may be up to 1% of the aggregate average daily net assets attributable to Class A shares and Class B shares, respectively, of each Fund.

                     PURCHASES, REDEMPTIONS, EXCHANGES AND
                           SYSTEMATIC WITHDRAWAL PLAN

     The following information supplements that set forth in the Funds' Prospectus under the heading 'Purchases, Redemptions and Shareholder Services'.

PURCHASES

     Shares of the Funds are offered at the respective net asset value per share next determined following receipt of a purchase order in proper form by the Funds, the Funds' transfer agent, Fund/Plan Services, Inc., or by the Distributor.

The Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m. New York City time on each day that trading is conducted on the New York Stock Exchange.

     Orders for the purchase of shares of a Fund become effective at the next transaction time after Federal funds or bank wire monies become available to Citibank, N.A. ('Citibank') for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at Citibank by bank wire. Investors should note that their banks may impose a charge for this service. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value and with respect to the Class A shares, less any applicable initial sales charge. As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

REDEMPTIONS

     Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interest of the Funds. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. See the Prospectus for a description of the contingent deferred sales charge which may be applicable to certain redemptions.

     To redeem shares represented by share certificates, investors should forward the appropriate share certificates, endorsed in blank or with blank stock powers attached, to the Funds with the request that the shares represented thereby or a portion thereof be redeemed at the next determined net asset value per share. The share assignment form on the reverse side of each share certificate surrendered to the Funds for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, in the alternative, a stock power signed in the same manner may be attached to the share certificate or certificates, or, where tender is made by mail, separately mailed to the Funds. The signature or signatures on the assignment form must be guaranteed in the manner described below.

     If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an 'eligible guarantor institution' as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

     The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

EXCHANGES

     Shares of one Class of a Fund can be exchanged for shares of the same Class of another Fund in Winthrop Opportunity Funds or for shares of Alliance Government Reserves or Alliance Municipal Trust (collectively, the 'Alliance Money Market Funds'). The Alliance Money Market Funds are no-load money market funds which retain Alliance Capital Management Company, Inc. as investment adviser. In addition, shares of each Fund may be exchanged for shares of the same class of Winthrop Growth Fund, Winthrop Fixed Income Fund, Winthrop Aggressive Growth Fund, Winthrop Growth and Income Fund and Winthrop Municipal Trust Fund (the 'Winthrop Focus Funds'). Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.

     In the case of each Alliance Money Market Fund and Winthrop Focus Fund, the exchange privilege is available only in those jurisdictions where shares of such Fund may be legally sold. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made and the shares exchanged are held by the Transfer Agent.

     Only those shareholders who have had shares in a Fund for at least seven days may exchange all or part of those shares for shares of the other Fund, the Alliance Money Market Funds or Winthrop Focus Funds, and no partial exchange may be made if, as a result, the shareholders' interest in a Fund would be reduced to less than $250. The minimum initial exchange into another Fund is $250.

     All exchanges into either of the Alliance Money Market Funds or any of the Winthrop Focus Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the relevant Alliance Money Market Fund or Winthrop Focus Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

     A shareholder of a Fund who has exchanged shares for shares of either of the Alliance Money Market Funds or any of the Winthrop Focus Funds will have all of the rights and privileges of a shareholder of the relevant Alliance Money Market Fund or Winthrop Focus Fund except, in the case of the Alliance Money Market Fund, the check-writing privilege and the systematic withdrawal privilege is not available. The Funds provide their shareholders with a systematic withdrawal plan (see below).

     The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short term swings in the stock market by engaging in frequent transactions in and out of the Funds, the Alliance Money Market Funds and the Winthrop Focus Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

     Exchanges of shares are subject to the other requirements of the fund into which exchanges are made. Annual fund operating expenses for such fund may be higher and a sales charge differential may apply.

SYSTEMATIC WITHDRAWAL PLANS

     Shares of a Fund owned by a participant in the Funds' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments. A contingent deferred sales charge which would otherwise be imposed will be waived in connection with redemptions made pursuant to the Funds' systematic withdrawal plan up to 1% monthly or 3% quarterly of an account's total market value not to exceed 10% of total market value over any 12 month rolling period.

Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. See the Prospectus for a description of the contingent deferred sales charge. The systematic withdrawal plan may be terminated at any time by the shareholder or the Funds.

     Redemption of shares for withdrawal purposes may reduce or even liquidate an account. While an occasional lump sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000 whichever is less.

                                NET ASSET VALUE

     Shares of each Fund will be priced at the net asset value per share as computed each Fund Business Day in accordance with the Funds' Agreement and Declaration of Trust and By-Laws. For this purpose, a Fund Business Day is any day on which the New York Stock Exchange is open for business, typically, Monday through Friday exclusive of New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

     The net asset value of the shares of each Fund is determined as of the close of the regular session on the New York Stock Exchange, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the New York Stock Exchange. The net asset value per share is calculated by taking the sum of the value of each Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily. For net asset value determination purposes, securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such rates as the Trustees may determine. As a result, to the extent a Fund holds securities quoted or denominated in a foreign currency, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of such Fund's shares even though there has not been any change in the value of such securities as quoted in the foreign currency. For purposes of this computation, the securities in each Fund's portfolio are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees believe would accurately reflect their fair value.

     Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a Fund's shares may not take place contemporaneously with the determination of the prices of investments held by such Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the net asset value of a Fund's shares unless the Adviser or Subadviser, under the supervision of such Fund's Board of Trustees, determine that the particular event would materially affect net asset value. As a result, the net asset value of a Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such Fund.

     For purposes of the computation of net asset value, each of the Funds value securities held in their respective portfolios as follows: readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price at the close of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees of the Funds shall determine in good faith to reflect its fair value.

     Readily marketable securities, including certain options, not listed on an exchange but admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ('NASDAQ') National List (the 'List') are valued in like manner. Portfolio securities traded on more than one exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by the Adviser or Subadviser to be over-the-counter (excluding those admitted to trading on the List) are valued at the mean of the current bid and asked prices as reported by such sources as the Trustees of the Funds deem appropriate to reflect their fair market value. However, fixed-income securities (except short-term securities) may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser or Subadviser to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by a Fund will be included in the liability section of the Statement of Assets and Liabilities as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Funds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Funds intend to distribute to shareholders of the Funds on an annual basis, substantially all of such respective periods' net investment income, if any, for each respective Fund.

     Capital gains (short-term and long-term), if  any, realized by each of  the
Funds   during  their  fiscal  year  will   be  distributed  to  the  respective
shareholders shortly after the end of such fiscal year.

     Each income dividend and capital gains distribution, if any, declared by the Funds on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Fund at the net asset value as of the close of business on the payment date. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the Funds from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of each Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

     There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Fund depends upon the realization by the Fund of income and capital gains from that Fund's investments. All dividends and distributions will be made to shareholders of a Fund solely from assets of that Fund.

     Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of Fund shares held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, futures or forward contracts held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). Foreign currency gains that are not 'directly related' to the Fund's principal business of investing in stock or securities may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above and may continue to be included in income that counted for the purposes of the 30% of gross income requirements described above. The Treasury Department has not yet issued any such regulations. For federal income tax purposes, dividends of net ordinary income and distributions of any net short-term capital gains in excess of any net long-term capital losses are treated as ordinary income of the shareholders, and distributions of net long-term capital gains in excess of any net short-term capital losses are taxable to shareholders as long-term capital gains irrespective of the length of time the shareholder has held shares of the Fund.

     Since the Funds are not treated as a single entity for federal income tax purposes, the performance of one Fund will have no effect on the income tax liability of shareholders of another Fund.

     A dividend or capital gains distribution with respect to shares of any Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     As a regulated investment company, each Fund will not be subject to federal income tax on income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income to shareholders each year but will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, each Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that Fund. To the extent possible, each Fund intends to make such distributions as may be necessary to avoid this excise tax.

     For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they were declared. Therefore such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by each Fund for the preceding year.

     Some of the investment practices of each Fund are subject to special provisions that, among other things, may defer the use of certain losses of such Funds and affect the holding period of the securities held by the Funds and the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as if they were closed out), which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Funds may make investments denominated in a foreign currency. Gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are generally treated as ordinary income or loss. These gains and losses increase or decrease the amount of the Fund's net investment income available for distribution.

     If a Fund owns shares in certain foreign investment entities, referred to as passive foreign investment companies ('PFICs'), such Fund may be subject to federal income tax, and additional charges in the nature of interest, on a portion of any 'excess distribution' from such company or gain from the disposition of such shares, even if the entire distribution or gain is distributed by the Fund to its shareholders. If a Fund were able and elected to treat a PFIC as a 'qualified electing fund,' in lieu of the treatment described above, such Fund would be required each year to include in income, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Fund. Proposed Treasury Regulations would allow certain regulated investment companies to elect to mark to market their stock in certain PFICs at the end of each taxable year, whereby the Fund would include in its taxable income each year any unrealized gain on such PFIC investments. In order to distribute the income includible in the Fund's income under either election, maintain its qualification as a regulated investment company, and avoid income or excise taxes, such Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. There can be no assurance that these regulations will be finalized as proposed or as to the effective date of any such final regulations.

     If, as is expected, more than 50 percent of the value of the each Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, it will be eligible to file an election with the Internal Revenue Service to 'pass through' to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. Pursuant to this election a shareholder will: (1) include in gross income (in addition to the taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by such Fund; (2) treat the shareholder's pro rata share of the foreign income taxes paid by such Fund as paid by the shareholder; and (3) subject to certain limitations, either deduct the pro rata share of such foreign income taxes in computing the shareholder's taxable income or use it as a foreign tax credit against federal income taxes. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign income taxes paid by a Fund will 'pass through' for that year and, if so, such notification will designate the shareholder's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources derived within each country.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's federal income tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by each Fund from its foreign source income will be treated as foreign source income. Each Fund's gains and losses from the sale of securities, and certain currency gains and losses, will generally be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source 'passive income,' such as dividend income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of foreign income taxes paid by such Fund. In addition, no deduction for foreign income taxes may be claimed by a shareholder who does not itemize deductions. Shareholders are advised to consult their own tax advisers on the application of the foreign tax credit rules to their own particular circumstances.

     Each Fund's ability to dispose of portfolio securities may be limited by the requirement of qualification as a regulated investment company that less than 30% of a Fund's gross income be derived from the disposition of securities held for less than three months.

     Each Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

     The foregoing discussion is a general summary of certain current federal income tax laws regarding the Funds. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of whom may be subject to special rules. Each prospective shareholder should consult with his or her own professional tax adviser regarding federal, state and local tax consequences of ownership of shares of the Funds.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Trustees of the Funds, the Adviser and Subadviser are responsible for the investment decisions and the placing of the orders for portfolio transactions for the Funds. Portfolio transactions for the Funds are normally effected by brokers.

     The Funds have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser or Subadviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser or Subadviser. Such services may be used by the Adviser or Subadviser for all of their investment advisory accounts, and accordingly, not all such services may be used by the Adviser or Subadviser in connection with the Funds. If a Fund determines in good faith that the amount of transaction costs charged by a broker or dealer is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker or dealer, the Fund may utilize such broker or dealer although the transaction costs of another broker or dealer are lower. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Investment Advisory Agreement or Subadviser under the Investment Subadvisory Agreement, and the expenses of the Adviser or Subadviser will not necessarily be reduced as a result of the receipt of such information.

     Neither the Funds, the Adviser nor the Subadviser have entered into agreements or understandings with any broker or dealer regarding the placement of securities transactions. Because of research or information to the Adviser or Subadviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser or Subadviser and, therefore, may have the effect of reducing the expenses of the Adviser or Subadviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser and Subadviser probably does not reduce the overall expenses of the Adviser or Subadviser to any material extent.

     The investment information provided to the Adviser and Subadviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's and Subadviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Funds effect securities transactions are used by the Adviser and Subadviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser and Subadviser in connection with the Funds.

     The Funds may deal in some instances in equity securities which are not listed on an exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Funds seek to deal with the primary market-makers; but when necessary in order to obtain the best price and execution, it utilizes the services of others. In all cases, the Funds will attempt to negotiate best execution.

     The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with DLJ Securities, the Funds' Distributor or other affiliates in accordance with the provisions of Section 11(a) of the Securities Exchange Act of 1934 referred to below. With respect to orders placed with DLJ Securities for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Investment Company Act of 1940 and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, DLJ Securities and its affiliates are restricted as to the nature and extent of the brokerage services they may perform for the Funds. The Securities and Exchange Commission has adopted rules under Section 11(a) which permit an investment adviser to a registered investment company, or the adviser's affiliates, to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions.

     To the extent permitted by such rule, DLJ Securities and its affiliates may receive compensation relating to transactions in portfolio securities of the Funds provided that each Fund enter into a written agreement, as required by such rules, with that firm authorizing it to retain compensation for such services. The Trustees of the Funds have granted authorization conforming to the requirements of Section 11(a) to the Adviser and Subadviser to effect transactions in portfolio securities of the Funds through their affiliates, DLJ Securities and Autranet, Inc.

     For the period from September 8, 1995 (commencement of operations) to October 31, 1995, the end of each Fund's fiscal year, brokerage commissions paid by the Developing Markets Fund and International Equity Fund were $69,888 and $112,747, respectively. DLJ Securities and Autranet, Inc. did not receive any amounts of such brokerage commissions.

                               PORTFOLIO TURNOVER

     Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the period from September 8, 1995 (commencement of operations) through October 31, 1995, the end of the Funds' fiscal year, the portfolio turnover rates for the Developing Markets Fund and the International Equity Fund were 0%. The Adviser and Subadviser anticipate that each Fund's average annual portfolio turnover rate will be between 85% and 150%. A higher rate involves greater transaction costs to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

                       INVESTMENT PERFORMANCE INFORMATION

     Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. 'Total return' represents the change in value of $1,000 invested at the maximum public offering price for a period assuming reinvestment of all dividends and distributions.

     Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ('net investment income') and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                            YIELD = 2[(A-B + 1)'pp'6  - 1]
                                                       ---
                                                        CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

     Quotations of total return will reflect only the performance of an investment in any Fund during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives, policies and risk considerations. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

     From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

     In connection with communicating its yield or total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Quotations of each Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (or up to the life of each Fund), and are calculated pursuant to the following formula:

                             T=The nth root of ERV[div]P-1

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser and Subadviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The Funds may also quote total return that eliminates any applicable initial sales charge or contingent deferred sales charge.

     For the period ended October 31, 1995, the cumulative total return for the Class A and Class B shares of the Developing Markets Fund was - 4.70% and
 - 4.80%, respectively,  and   - 4.20%  and  -  4.30% for  Class A  and Class  B
shares, respectively, of the International Equity Fund. Assuming deduction of the maximum sales charge, the cumulative total return for the Class A and Class B shares of the Developing Markets Fund was - 10.18% and - 8.61%, respectively, and - 9.66% and - 8.13% for Class A and Class B shares, respectively, of the International Equity Fund.

                         SHARES OF BENEFICIAL INTEREST

     Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of February 12, 1996.

             DEVELOPING MARKETS FUND                        NAME AND ADDRESS            % OF CLASS    NATURE OF OWNERSHIP
             -----------------------                        ----------------            ----------    --------------------
Class A...........................................  Hamilton E. James                      11.59         Beneficial(a)
                                                    Donaldson Lufkin & Jenrette
                                                    277 Park Avenue
                                                    New York, NY 10172
                                                    Donaldson Lufkin & Jenrette            11.03           Record(a)
                                                    Securities Corporation Inc.
                                                    P.O. Box 2052
                                                    Jersey City, NJ 07303-9998
                                                    DLJ Growth Fund                         7.53           Record(a)
                                                    290-305
                                                    770 Broadway
                                                    New York, NY 10003
Class B...........................................  Donaldson Lufkin Jenrette              11.98           Record(a)
                                                    Securities Corporation Inc.
                                                    P.O. Box 2052
                                                    Jersey City, NJ 07303-9998
                                                    Donaldson Lufkin Jenrette               5.99           Record(a)
                                                    Securities Corporation Inc.
                                                    P.O. Box 2052
                                                    Jersey City, NJ 07303-9998
                                                    Russell J. Lanowitz                     5.87           Beneficial
                                                    9 Brandywine Fls
                                                    Wilmington, DE 19806
                                                    Paul Levine                             5.95           Beneficial
                                                    17A Threepence Dr.
                                                    Melville, NY 11747
                                                    Donaldson Lufkin Jenrette               5.95           Record(a)
                                                    Securities Corporation Inc.
                                                    P.O. Box 2052
                                                    Jersey City, NJ 07303-9998
                                                    Stanley Shleger                         5.93           Beneficial
                                                    First Joanne Cohen Trust
                                                    UTD 09 3O 1995
                                                    111 Great Neck Rd
                                                    Great Neck, NY 11021

            INTERNATIONAL EQUITY FUND
            -------------------------
Class A...........................................  DLJ Growth Fund                         8.48           Record(a)
                                                    29O-335
                                                    Chase Manhattan Bank
                                                    770 Broadway 10th Fl.
                                                    New York, NY 10003
                                                    Robert Winthrop                         6.13           Beneficial
                                                    c/o WSW
                                                    140 Broadway 42nd Fl.
                                                    New York, NY 10005-1102
Class B...........................................  Donaldson Lufkin Jenrette               7.12           Record(a)
                                                    Securities Corporation Inc.
                                                    P.O. Box 2052
                                                    Jersey City, NJ 07303-9998
                                                    Harold L. Wilshinsky                    7.05           Beneficial
                                                    170 E. 70 St. Apt. 15B
                                                    New York, NY 10021
                                                    Stanley Shleger                         6.96           Beneficial
                                                    Trst Joanne Cohen Trust
                                                    UTD 09 3O 1995
                                                    111 Great Neck Rd.
                                                    Great Neck, NY 11021

------------

(a) Such Recordholder disclaims beneficial ownership.

     As of the date of this Statement of Additional Information the Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of either Fund.

                              GENERAL INFORMATION

ORGANIZATION AND CAPITALIZATION

     The Trust was formed on May 31, 1995 as a 'business trust' under the laws of the state of Delaware.

     The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the Funds or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Funds against all liability in connection with the affairs of the Funds.

     All shares of the Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

COUNSEL AND AUDITORS

     Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, serves as legal counsel for the Funds.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, have been appointed as independent auditors for the Funds.

ADDITIONAL INFORMATION

     This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Funds with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

FINANCIAL STATEMENTS

     The audited financial statements of each Fund for the fiscal year ended October 31, 1995 and the report of the Funds' independent auditors in connection therewith are included in the October 31, 1995 Annual Report to Shareholders. The Annual Report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of the Funds' Annual Report by writing or calling the Funds at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds.

                           RATINGS OF CORPORATE BONDS

S&P:

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S:

     Bonds which are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           WINTHROP OPPORTUNITY FUNDS
                            STATEMENT OF INVESTMENTS
                         DECEMBER 31, 1995 (UNAUDITED)

WINTHROP INTERNATIONAL EQUITY FUND
COMMON STOCKS -- 97.1%                                                                           SHARES     U.S. $ VALUE
                                                                                                 -------    ------------

DENMARK -- 1.4%
Tele Danmark A/S Ser B........................................................................     3,300    $    180,419
Unidanmark                                                                                         6,400         317,569
                                                                                                            ------------
                                                                                                                 497,988
                                                                                                            ------------
FINLAND -- 0.9%
Nokia (AB) Ser 'A'............................................................................     7,900         311,110
                                                                                                            ------------
FRANCE -- 11.0%
Accor.........................................................................................       650          84,264
Air Liquide...................................................................................     1,250         207,285
Alcatel Alsthom...............................................................................       910          78,559
Beghin Say....................................................................................       470          80,726
Bic...........................................................................................     1,210         123,212
BNP...........................................................................................     2,400         108,404
Carrefour.....................................................................................       300         182,248
Cie Bancaire..................................................................................       710          79,557
Club Mediterranee.............................................................................       470          37,576
Danone........................................................................................       690         113,998
Dock de France................................................................................       270          41,075
Ecco..........................................................................................       250          37,879
Elf Aquitaine.................................................................................     1,400         103,284
Generales des Eaux............................................................................       708          70,777
Havas.........................................................................................     1,600         127,101
Imetal........................................................................................       670          80,144
LaFarge Coppee................................................................................     1,700         109,670
Le Grand......................................................................................       580          89,658
L'Oreal.......................................................................................       920         246,620
LVMH..........................................................................................     1,580         329,530
Lyonnaise Des Eaux............................................................................       700          67,487
Michelin......................................................................................     1,330          53,112
Paribas.......................................................................................     1,000          54,901
Pernod Ricard.................................................................................     1,620          92,186
Poliet........................................................................................       710          57,751
Primagaz......................................................................................     1,100          88,169
Sagem.........................................................................................       110          61,853
Saint Gobain..................................................................................       550          60,954
Schneider.....................................................................................     3,000         102,687
Sidel.........................................................................................       180          56,165
Societe Generale..............................................................................     2,500         309,267
Societe Technip...............................................................................     1,280          88,202
Sodexho.......................................................................................       230          67,722

                           WINTHROP OPPORTUNITY FUNDS
                      STATEMENT OF INVESTMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

COMMON STOCKS -- (CONTINUED)                                                                     SHARES     U.S. $ VALUE
                                                                                                 -------    ------------
St Louis......................................................................................       220          58,480
Total.........................................................................................     2,490         168,271
UAP -- Union Assur de Paris...................................................................     3,900         101,994
Valeo.........................................................................................       870          40,346
                                                                                                            ------------
                                                                                                               3,861,111
                                                                                                            ------------
GERMANY -- 11.6%
Adidas AG.....................................................................................      5000         263,746
Bayer AG......................................................................................     2,070         547,401
Bifinger Berger Bau AG........................................................................     1,050         398,344
Deutsch Bank AG...............................................................................     9,000         427,395
Dresdner Bank AG..............................................................................    16,000         428,142
Mannesman AG..................................................................................     1,600         510,529
Schering AG...................................................................................     7,100         471,399
Siemens AG....................................................................................       850         466,185
Veba AG.......................................................................................    13,200         561,643
                                                                                                            ------------
                                                                                                               4,074,784
                                                                                                            ------------
HONG KONG -- 2.5%
Amoy Properties...............................................................................   300,000         298,743
China Light & Power...........................................................................    60,000         276,240
Hong Kong Shanghai Bank.......................................................................    20,000         302,623
                                                                                                            ------------
                                                                                                                 877,606
                                                                                                            ------------
ITALY -- 7.0%
Assicurazioni Generali........................................................................    24,000         581,661
Brembo Spa....................................................................................    22,700         263,702
ENI...........................................................................................    84,600         295,955
Instituto Mobilaire Italiano..................................................................    72,000         453,832
Telecom Italia Mobile*........................................................................   260,000         458,055
Telecom Italia Spa Ord........................................................................   265,000         412,577
                                                                                                            ------------
                                                                                                               2,465,784
                                                                                                            ------------
JAPAN -- 42.5%
Asahi Bank Ltd................................................................................    40,000         504,120
Autobacs Seven Co. Ltd........................................................................     4,000         332,719
Casio Computer................................................................................    35,000         342,705
Daiichi Pharmaceutical........................................................................    30,000         427,533
Daiwa Securities..............................................................................    35,000         536,112
Furukawa Electric.............................................................................    80,000         391,663
Kawasaki Steel................................................................................   110,000         383,907
Kokosai Denshin Denwa.........................................................................     5,000         436,258

                           WINTHROP OPPORTUNITY FUNDS
                      STATEMENT OF INVESTMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

COMMON STOCKS -- (CONTINUED)                                                                     SHARES     U.S. $ VALUE
                                                                                                 -------    ------------
Izumiya.......................................................................................    25,000         404,750
Marui.........................................................................................    25,000         521,086
Matsushita Electric...........................................................................    30,000         488,609
Mitsibushi Bank...............................................................................    20,000         471,159
Namco Ltd.....................................................................................    12,000         400,194
Nichii Co.....................................................................................    35,000         464,857
Nikko Securities..............................................................................    40,000         515,754
Nippon Express................................................................................    50,000         481,823
Nissan Motor..................................................................................    60,000         461,270
NKK Corp......................................................................................   160,000         431,217
Nomura Securities.............................................................................    20,000         436,258
Promise Co. Ltd...............................................................................     8,000         385,458
Sanwa Bank....................................................................................    20,000         407,174
Secom Co Ltd..................................................................................     5,000         348,037
Sega Enterprises..............................................................................     8,000         442,075
Sony Music Entertainment......................................................................    10,000         523,509
Sumitomo Heavy Industries.....................................................................   140,000         503,539
Sumitomo Osaka Cement.........................................................................   100,000         465,342
Sumitomo Trust and Bk.........................................................................    30,000         424,624
Taisei Corporation............................................................................    60,000         400,776
Tokyo Electric Power..........................................................................    15,000         401,357
Toray Industries..............................................................................    50,000         329,617
Toshiba Corporation...........................................................................    60,000         470,577
Tosoh Corporation.............................................................................   100,000         481,823
Tostem Corporation............................................................................    15,000         498,788
Toyo Trust Banking............................................................................    45,000         397,867
                                                                                                            ------------
                                                                                                              14,912,555
                                                                                                            ------------
NETHERLANDS -- 5.3%
Ahold (Kon) NV................................................................................     4,020         164,261
Elsevier NV...................................................................................    22,430         299,440
Polygram NV NTLF..............................................................................     4,700         249,807
Royal Dutch Petroleum.........................................................................     4,800         671,341
Unilever NV CVA...............................................................................     1,545         217,341
Ver Ned Uitgeversbedr.........................................................................     1,870         256,994
                                                                                                            ------------
                                                                                                               1,859,183
                                                                                                            ------------

                           WINTHROP OPPORTUNITY FUNDS
                      STATEMENT OF INVESTMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

COMMON STOCKS -- (CONTINUED)                                                                     SHARES     U.S. $ VALUE
                                                                                                 -------    ------------
SINGAPORE -- 2.1%
DBS Land......................................................................................    54,000         182,481
Fraser Neave Ltd..............................................................................    14,000         178,155
Jurong Shipyard Ltd...........................................................................    24,000         184,942
Straits Steamship Land........................................................................    58,000         195,999
                                                                                                            ------------
                                                                                                                 741,577
                                                                                                            ------------
SPAIN -- 3.4%
BBV Banco Bilbao Vizcaya......................................................................     9,200         331,377
Empresa Nacional de Electricid................................................................     4,300         243,489
Repsol SA.....................................................................................     9,500         311,254
Telefonica de Espana..........................................................................    21,000         290,792
                                                                                                            ------------
                                                                                                               1,176,912
                                                                                                            ------------
SWITZERLAND -- 3.8%
Credit Suisse Holding.........................................................................     3,400         349,426
Nestle SA.....................................................................................       280         310,516
Roche Holding AG..............................................................................        40         317,226
Sandoz AG.....................................................................................       375         346,124
                                                                                                            ------------
                                                                                                               1,323,292
                                                                                                            ------------
UNITED KINGDOM -- 5.7%
BAT Industries................................................................................    18,000         158,593
BPB Industries................................................................................    56,000         262,568
CRH ORD.......................................................................................    22,800         172,035
Grand Metropolitan............................................................................    73,000         525,881
Reuters Holdings..............................................................................    32,000         293,122
RTZ Corp......................................................................................    20,000         290,638
Siebe.........................................................................................    25,000         308,182
                                                                                                            ------------
                                                                                                               2,011,020
                                                                                                            ------------
TOTAL INVESTMENTS -- 97.1%
  (cost $32,714,031)..........................................................................                34,112,919
                                                                                                            ------------
CASH AND OTHER ASSETS NET OF LIABILITIES -- 2.1%..............................................                 1,012,419
                                                                                                            ------------
NET ASSETS -- 100%............................................................................              $ 35,125,338
                                                                                                            ------------

* Non-income producing

See notes to financial statements.

                           WINTHROP OPPORTUNITY FUNDS
                            STATEMENT OF INVESTMENTS
                         DECEMBER 31, 1995 (UNAUDITED)

WINTHROP DEVELOPING MARKETS FUND
COMMON STOCKS -- 87.1%

                                                                                                SHARES      U.S. $ VALUE
                                                                                              ----------    ------------
ARGENTINA -- 4.9%
Astra Cia Argentina de Petroeo.............................................................       73,000    $    135,077
Banco Frances..............................................................................        9,000          79,666
Buenos Aries ADR...........................................................................        3,000          61,875
Perez Companc -- B.........................................................................       26,000         137,828
Siderca....................................................................................       65,500          63,548
Telefonica de Argentina ADR................................................................       12,000         327,000
YPF ADR....................................................................................        8,300         179,488
                                                                                                            ------------
                                                                                                                 984,481
                                                                                                            ------------
BRAZIL -- 11.1%
Aracruz Celulose Preferred B...............................................................       77,800         121,675
Banco Bradesco Pref........................................................................   21,100,000         184,536
Banco Itau PN..............................................................................      450,000         125,476
Brahma PN..................................................................................      350,000         144,084
Cemig PN...................................................................................    6,900,000         152,639
Ceval Alimentos Pref.......................................................................   10,000,000         114,209
Companhia Vale Rio.........................................................................        3,333         137,120
Electrobras ADR Pfd B......................................................................       30,300         409,656
Lojas Americanas Pref......................................................................    5,950,000         139,582
Petrobras PN...............................................................................    2,030,000         173,340
Telebras PN................................................................................    8,000,000         385,225
Usiminas Sid Min Ger Pref..................................................................       16,667         141,003
                                                                                                            ------------
                                                                                                               2,228,545
                                                                                                            ------------
CHILE -- 4.0%
Banco Osorno y La Union ADR................................................................        6,900          95,738
Chilgener Sa ADR...........................................................................        6,300         157,500
Compania de Telefono Chile ADR.............................................................        1,800         149,175
Emprsa Nacnl de Elctricidad................................................................        6,800         154,700
Madeco.....................................................................................        2,900          78,300
Sociedad Quimica Ser B.....................................................................        3,500         164,500
                                                                                                            ------------
                                                                                                                 799,913
                                                                                                            ------------

CHINA -- 1.4%
China Yuchai Int'l Ltd.....................................................................       20,000    $    162,500
Ek Chor China ADR..........................................................................       10,500         122,063
                                                                                                            ------------
                                                                                                                 284,563
                                                                                                            ------------

                           WINTHROP OPPORTUNITY FUNDS
                      STATEMENT OF INVESTMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

                                                                                                SHARES      U.S. $ VALUE
                                                                                              ----------    ------------
HONG KONG -- 8.4%
Bank of East Asia..........................................................................       55,000      $  197,384
Chengdu Telecom Cable......................................................................      502,000          85,697
China Light & Power Co. Ltd................................................................       30,000         138,120
Citic Pacific Ltd..........................................................................       67,000         229,185
Great Eagle Holding Ltd....................................................................       83,000         214,681
New World Development Co...................................................................       38,000         165,615
Qingling Motors Co. Ltd....................................................................      552,000         160,623
Shangria -- la Asia Ltd....................................................................      166,000         202,874
Shanghai Petrochemicals Ltd................................................................      418,000         120,280
Television Broadcasts Ltd..................................................................       50,000         178,147
                                                                                                            ------------
                                                                                                               1,692,604
                                                                                                            ------------
INDIA -- 3.5%
Grasim Industries Ltd.*....................................................................        6,700         172,114
Indian Hotels GDR*.........................................................................        7,000         135,660
Reliance Industries Ltd.*..................................................................       13,000         182,000
Tata Engineering and Loco..................................................................       16,000         210,000
                                                                                                            ------------
                                                                                                                 699,774
                                                                                                            ------------
INDONESIA -- 4.6%
Bank International Indonesia...............................................................        29000          96,072
Hero Supermarket...........................................................................       76,000         162,864
Indocement Tunggal Local...................................................................       24,000          80,557
PT Astra Int'l.............................................................................      120,000         249,281
PT Dagang Nasional.........................................................................      117,000          95,940
PT Gudang Garam Foreign....................................................................        9,000          94,071
Mulia Industrindo..........................................................................       55,000         155,145
                                                                                                            ------------
                                                                                                                 933,930
                                                                                                            ------------
KOREA -- 3.6%
Korea Equity Fund..........................................................................       35,000         288,750
Korea Fund.................................................................................       20,000         440,000
                                                                                                            ------------
                                                                                                                 728,750
                                                                                                            ------------

                           WINTHROP OPPORTUNITY FUNDS
                      STATEMENT OF INVESTMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

                                                                                                SHARES      U.S. $ VALUE
                                                                                              ----------    ------------
MALAYSIA -- 9.7%
Arab Malaysian Merchant....................................................................       21,000    $    239,858
Commerce Asset Holding.....................................................................       17,000          85,703
Edaran Otomobil NSNL.......................................................................       32,000         240,725
Hong Leong Properties Berhad...............................................................      220,000         228,751
IOI Corporation............................................................................      100,000          98,070
Land and General...........................................................................       48,000         103,978
Resort World Berhad........................................................................       50,000         267,822
Shungei Way................................................................................       39,000         140,547
Technology Resources.......................................................................       55,000         162,466
Telecom Malaysia BHD Ord...................................................................       10,000          77,983
Tenaga Nasional Berhad.....................................................................       40,000         157,542
United Engineers Malaysia..................................................................       13,000          82,946
YTL Corp...................................................................................       10,000          63,017
                                                                                                            ------------
                                                                                                               1,949,409
                                                                                                            ------------
MEXICO -- 4.8%
Apasco.....................................................................................       44,000         180,735
Cifra......................................................................................      200,000         206,614
Empresa ICA Soc............................................................................                      102,501
Empresa La Moderna ADR.....................................................................       12,000         186,000
Hylsamex BCP...............................................................................       25,000          89,225
Telefonos de Mexico ADR....................................................................        6,000         191,250
                                                                                                            ------------
                                                                                                                 956,325
                                                                                                            ------------
PHILIPPINES -- 4.0%
Metro Pacific..............................................................................    1,137,000         210,228
Metropolitan Bank And Trust Co.............................................................        4,120          80,104
Petron Corp................................................................................      153,000          78,743
Philippine Long Distance Tel Co............................................................        1,300          70,363
San Miguel Corp. B.........................................................................       22,000          75,064
SM Prime Holdings..........................................................................      260,000          74,340
South East Asia Cement Holding*............................................................    1,600,000         207,390
                                                                                                            ------------
                                                                                                                 796,233
                                                                                                            ------------

                           WINTHROP OPPORTUNITY FUNDS
                      STATEMENT OF INVESTMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

                                                                                                SHARES      U.S. $ VALUE
                                                                                              ----------    ------------
POLAND -- 1.2%
Bank Slaski................................................................................        1,500    $     87,500
Debica A...................................................................................        1,128          17,058
Elektrim...................................................................................       20,800          70,602
Gorazoze...................................................................................        1,500          39,329
Zywiec.....................................................................................          440          30,407
                                                                                                            ------------
                                                                                                                 244,895
                                                                                                            ------------
PORTUGAL -- 1.8%
Banco Comercial Portuguese.................................................................        5,400          73,557
Banco Epirito Santo E Com..................................................................        4,900          74,191
Cimpor Cimentos De Construcad..............................................................        4,250          70,523
Corticiera Amorim Sociedade................................................................          580           6,697
Engil Soc De Construcao....................................................................        1,400          10,308
Jeronimo Martins SGPS......................................................................          260          14,445
Portucel Industrial SA.....................................................................        5,675          34,378
Portugal Telecom...........................................................................        3,900          73,487
                                                                                                            ------------
                                                                                                                 357,586
                                                                                                            ------------
SOUTH AFRICA -- 6.4%
DeBeers Centenary..........................................................................        5,175         156,857
Iscor......................................................................................      135,900         122,271
Kinross Mines Ltd..........................................................................        8,650          81,859
Liberty Life Assoc.........................................................................        5,750         180,594
Murray and Roberts.........................................................................       26,000         183,646
Pick N Pay Stores..........................................................................       42,000         161,290
Rembrandt Group............................................................................       12,000         118,499
Sasol NPV..................................................................................       14,000         114,631
South African Brews........................................................................        4,500         164,788
                                                                                                            ------------
                                                                                                               1,284,436
                                                                                                            ------------
TAIWAN -- 1.9%
ROC Taiwan Fund............................................................................       37,000         388,500
                                                                                                            ------------

                           WINTHROP OPPORTUNITY FUNDS
                      STATEMENT OF INVESTMENTS (CONTINUED)
                         DECEMBER 31, 1995 (UNAUDITED)

                                                                                                SHARES      U.S. $ VALUE
                                                                                              ----------    ------------
THAILAND -- 15.8%
Advanced Information Service...............................................................       14,200    $    251,410
Bangkok Bamk Public Co Local...............................................................       31,000         265,812
Finance One Public Co......................................................................       26,000         151,723
International Engineering Co...............................................................       55,000         294,752
Land and House Public Co...................................................................       17,000         244,297
Loxley Public Co Ltd Local.................................................................        8,700         165,775
Nava Finance and Security..................................................................       87,000         262,478
Phatra Thanakit Public.....................................................................       36,000         264,383
PTT Exploration Production.................................................................        5,600          58,688
Shinawatra Comp. Comm. Pub. Loc............................................................        6,000         147,674
Shinawatra Computer........................................................................        5,000         138,940
Siam Cement Public Co......................................................................        4,000         212,142
Siam Commercial Bank.......................................................................       13,000         127,984
Telecomasia Corporation....................................................................       55,000         167,026
TPI Polene Co..............................................................................       42,000         250,092
Union Asia Fin. Public Co..................................................................       40,000         177,843
                                                                                                            ------------
                                                                                                               3,181,019
                                                                                                            ------------
TOTAL COMMON STOCKS (cost $17,564,263).....................................................                   17,510,962
                                                                                                            ------------
WARRANTS -- 0.1%
Taiwan Weighted Index 8/96.................................................................       13,000          29,250
                                                                                                            ------------
TOTAL INVESTMENTS -- 87.2% (cost $17,590,913)..............................................                   17,540,212
                                                                                                            ------------
CASH AND OTHER ASSETS
NET OF LIABILITIES -- 12.8%................................................................                   12,579,088
                                                                                                            ------------
NET ASSETS -- 100%.........................................................................                 $ 20,119,300
                                                                                                            ------------
                                                                                                            ------------

------------

* Non-income producing

                       See notes to financial statements.

                           WINTHROP OPPORTUNITY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995 (UNAUDITED)

                                                                                            INTERNATIONAL     DEVELOPING
                                                                                               EQUITY        MARKETS FUND
                                                                                            -------------    ------------
ASSETS:
     Investments in securities, at value (cost $32,714,031 and $17,590,913,
      respectively)......................................................................    $ 34,112,919    $17,540,213
     Cash, at value ($960,498 and 2,634,213, respectively)...............................         965,942      2,634,088
     Receivable for investments sold long term...........................................         110,797        --
     Receivable for capital stock sold...................................................         301,431        102,046
     Dividends and interest receivable...................................................          43,220         28,052
     Deferred organization cost..........................................................         106,697        106,697
     Due from manager....................................................................          17,531         54,240
                                                                                            -------------    ------------
          Total Assets...................................................................      35,668,537     20,465,336
                                                                                            -------------    ------------
LIABILITIES:
     Payable for securities purchased....................................................         202,285         85,307
     Payable for capital stock purchased.................................................         151,800         97,500
     Payable to investment advisor.......................................................         129,462        149,218
     Accrued expenses and other liabilities..............................................          41,088         14,011
     Net unrealized depreciation on forward exchange currency contracts..................          (8,564)            (0)
                                                                                           -------------    ------------
          Total Liabilities..............................................................         533,199        346,036
                                                                                            -------------    ------------
NET ASSETS ..............................................................................    $ 35,125,338    $20,119,300
                                                                                            -------------    ------------
                                                                                            -------------    ------------
NET ASSETS CONSIST OF:
     Capital paid-in.....................................................................    $ 34,042,100    $19,561,025
     Accumulated net investment loss.....................................................         (92,605)       (10,153)
     Accumulated net realized loss on investments and foreign currency
      transactions.......................................................................         (32,606)       (59,323)
     Net unrealized appreciation of investments and foreign currency denominated assets
      and liabilities....................................................................       1,208,449        627,751
                                                                                            -------------    ------------
NET ASSETS...............................................................................    $ 35,125,338    $20,119,300
                                                                                            -------------    ------------
                                                                                            -------------    ------------
CLASS A SHARES:
     Net assets..........................................................................    $ 32,715,799    $18,825,497
                                                                                            -------------    ------------
     Shares outstanding..................................................................       3,231,446      1,924,484
                                                                                            -------------    ------------
     Net asset value and redemption value per share......................................          $10.12           $9.78
                                                                                            -------------    ------------
                                                                                            -------------    ------------
     Maximum offering price per share (net asset value plus sales charge of 5.75% of
      offering price)....................................................................          $10.74          $10.38
CLASS B SHARES:
     Net assets..........................................................................    $  2,409,539    $ 1,293,803
                                                                                            -------------    ------------
     Shares outstanding..................................................................         238,477        132,694
                                                                                            -------------    ------------
     Net asset value and offering price per share........................................          $10.10           $9.75

                       See notes to financial statements

                           WINTHROP OPPORTUNITY FUNDS
                            STATEMENT OF OPERATIONS
             FOR THE TWO MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

                                                                                              INTERNATIONAL     DEVELOPING
                                                                                                 EQUITY        MARKETS FUND
                                                                                              -------------    ------------

INVESTMENT INCOME:
     Interest income.......................................................................    $    13,361       $ 29,307
     Dividends income......................................................................         16,344         25,807
                                                                                              -------------    ------------
                                                                                                    29,705         55,114
     Less withholding tax on foreign source dividends......................................           (371)        (1,119)
                                                                                              -------------    ------------
          Total investment income..........................................................         29,334         53,995
                                                                                              -------------    ------------
EXPENSES:
     Investment advisory fee...............................................................    $    69,347       $ 36,471
     Distribution fees -- Class A..........................................................         12,982          6,821
     Distribution fees -- Class B..........................................................          3,550          1,891
     Legal fees............................................................................         10,000          5,000
     Transfer agent fees...................................................................         11,000         10,000
     Custodian fees........................................................................         19,000         16,000
     Auditing fees.........................................................................          7,000          3,500
     Printing fees.........................................................................          7,500          4,000
     Trustees' fees........................................................................          3,000          2,000
     Miscellaneous.........................................................................          6,000          4,000
     Amortization of organization expenses.................................................          3,797          3,797
                                                                                              -------------    ------------
                                                                                                   153,176         93,480
     Less fees waived/reimbursed by investment advisor and subadvisor......................        (31,237)       (29,332)
                                                                                              -------------    ------------
     Net expenses..........................................................................        121,939         64,148
                                                                                              -------------    ------------
NET INVESTMENT INCOME/(LOSS)...............................................................        (92,605)       (10,153)
                                                                                              -------------    ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
     Net realized gain/loss on investments.................................................       (267,595)       (48,103)
     Net realized gain/(loss) on foreign currency translations.............................        234,989        (11,220)
     Net change in unrealized appreciation/(depreciation) on investments...................      2,171,637        627,758
     Net change in unrealized appreciation on translations of foreign currency denominated
      assets and liabilities...............................................................       (187,319)            (7)
                                                                                              -------------    ------------
     Net realized/unrealized gain/(loss) on investments and foreign currency
      transactions.........................................................................      1,951,712        568,428
                                                                                              -------------    ------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................    $ 1,859,107       $558,275
                                                                                              -------------    ------------
                                                                                              -------------    ------------

                       See notes to financial statements

                           WINTHROP OPPORTUNITY FUNDS
                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                INTERNATIONAL EQUITY          DEVELOPING MARKETS FUND
                                                             ---------------------------    ---------------------------
                                                                             TWO MONTHS                     TWO MONTHS
                                                             YEAR ENDED        ENDED        YEAR ENDED        ENDED
                                                             OCTOBER 31,    DECEMBER 31,    OCTOBER 31,    DECEMBER 31,
                                                                1995*           1995           1995*           1995
                                                             -----------    ------------    -----------    ------------

OPERATIONS:
     Net investment income/(loss).........................   ($    2,433)   ($    92,605)   $     5,389    ($    10,153)
     Net realized gain/(loss) on investments and foreign
       currency transactions..............................      (671,763)        (32,606)       (18,635)        (59,323)
     Net change in unrealized appreciation (depreciation)
       on investments and foreign currency denominated
       assets and liabilities.............................      (590,363)      1,984,318       (678,616)        627,751
                                                             -----------    ------------    -----------    ------------
     Net increase (decrease) in net assets resulting from
       operations.........................................    (1,264,559)      1,859,107       (691,862)        558,275
                                                             -----------    ------------    -----------    ------------
CAPITAL STOCK TRANSACTIONS -- (NET).......................    31,836,471       2,644,319     16,268,548       3,934,339
                                                             -----------    ------------    -----------    ------------
          Total increase (decrease) in net assets.........    30,571,912       4,503,426     15,576,686       4,492,584
NET ASSETS:
     Beginning of period..................................        50,000      30,621,912         50,000      15,626,686
                                                             -----------    ------------    -----------    ------------
     End of period (including undistributed net investment
       income of $5,389 for the Developing Markets Fund at
       October 31, 1995)..................................   $30,621,912    $ 35,125,338    $15,626,686    $ 20,119,300
                                                             -----------    ------------    -----------    ------------
                                                             -----------    ------------    -----------    ------------

------------

*  Commencement of operations was September 8, 1995

                       See notes to financial statements

                           WINTHROP OPPORTUNITY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES

     Winthrop Opportunity Funds (the 'Fund' or 'Funds') operates as a series company currently consisting of two portfolios (the 'Portfolios'): Winthrop
International Equity Fund and Winthrop Developing Markets Fund. The Fund constitutes a diversified, open-end investment company which is registered under the Investment Company Act of 1940, as amended.

     The Fund was organized as a Delaware business trust under the laws of Delaware on May 31, 1995 had no operations other than the sale and issuance to each of Wood, Struthers & Winthrop Management Corp. (the 'Advisor') and AXA Asset Management Europe, an affiliate of AXA Asset Management Partenaires (the 'Subadvisor'), of 1,250 Class A shares and 1,250 Class B shares of beneficial interest in each of the two Portfolios.

     Each Portfolio offers two classes of shares, Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Both classes have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Adviser is a wholly-owned subsidiary of Donaldson, Lufkin and Jenrette, Inc. which is an indirect subsidiary of the Equitable Life Assurance Society of the United States, (the 'Equitable'). The following is a summary of significant accounting policies consistently followed by Winthrop.

(1) SECURITY VALUATION

     All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Trustees of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund.

(2) FOREIGN CURRENCY TRANSLATIONS

     Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of such currencies against the U.S. dollar as of the date of valuation. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts, income receipts and expense accruals are translated at the prevailing exchange rate on the date of each transaction.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities

                           WINTHROP OPPORTUNITY FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

(3) FEDERAL INCOME TAXES

     The Funds intend to be treated as 'regulated investment companies' under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income. Accordingly, no provisions for Federal income or excise taxes have been made in the accompanying financial statements.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS

     Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

(5) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(6) DEFERRED ORGANIZATION COSTS

     The Funds will reimburse the Advisor and Subadvisor for costs incurred in connection with the Fund's organization. The costs are being amortized on a straight-line basis over five years commencing with the Fund's operation.

NOTE (B) ADVISORY AND DISTRIBUTION SERVICES AGREEMENT

     Under the terms of an Advisory Agreement with the Advisor, for the investment management services furnished to each Portfolio, such portfolio will pay the Advisor an advisory fee, on a graduated basis at an annual rate of 1.25% of the first $100 million of average daily net assets, 1.15% of the next $100 million and 1% of average daily net assets over $200 million. Such fee will be accrued daily and paid monthly. Under a Subadvisory Agreement between the Advisory and Subadvisor, the Advisor pays the Subadvisor for its services, out of the Advisor's own resources, at the following annual percentage rates of the average daily net assets of each Portfolio: .625 of 1% of each Portfolio's first $100 million, .575 of 1% of the next $100 million and .50 of 1% of the balance.

     The Advisory Agreement provides that the Advisor will reimburse the Funds for its expenses (exclusive of interest, taxes, brokerage, distribution services fees and extraordinary expenses, all to the extent permitted by

                           WINTHROP OPPORTUNITY FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

applicable state securities law and regulations) which in any year exceed the limits prescribed by any state in which shares of the Fund are qualified for sale. The Fund believes that presently the most restrictive applicable expense ratio limitation imposed on the Fund by any state is 2 1/2% of average net assets of the first $30 million, 2% of average net assets of the next $70 million and 1 1/2% of average net assets in excess of $100 million.

     Commencing at the inception of each Fund and through October 31, 1996, the Adviser and Subadviser may voluntarily reduce their management fees by the amount that total fund operating expenses exceed 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. Any such reduction will be borne equally between the Advisor and Subadvisor. After October 31, 1996, the Advisor and Subadvisor may, in their sole discretion, determine to discontinue this practice with respect to either Fund. As a result of the voluntary waiver, for the period November 1, 1995 through December 31, 1995, the Advisor and Subadvisor waived fees amounting to $31,237 and $29,332 for the International Equity Fund and Developing Markets Fund, respectively.

     The   Fund  has  entered  into   a  Distribution  Services  Agreement  (the
'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A and Class B shares with Donaldson, Lufkin & Jenrette Securities Corporation, the Fund's Distributor. Under the Agreement, each Portfolio will pay a distribution services fee to the Distributor at an annual rate of up to
 .25 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

     Each Trustee who is not an affiliated person receives an attendance fee of $2,000 per meeting. In addition, each unaffiliated Trustee who is a member of the audit committee receives an attendance fee of $1,000 per meeting.

NOTE (C) INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term securities and forward currency exchange contracts) during the two month period ended December 31, 1995, aggregated $9,775,048 and $5,404,267 for the International Equity Fund; and $6,942,674 and $273,829 for the Developing Markets Fund, respectively.

     The Fund's may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss from foreign currency transactions.

     Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities.

     Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US. dollar. The contract amount in the following table reflects the exposure the International Equity Fund had in that particular currency contract.

                           WINTHROP OPPORTUNITY FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

     At December 31, 1995, the International Equity Fund had outstanding forward exchange currency contracts, as follows:

                                                         CONTRACT      COST ON        U.S. $        UNREALIZED
                                                          AMOUNT     ORIGINATION     CURRENT       APPRECIATION
           FOREIGN CURRENCY SELL CONTRACTS                (000)         DATE          VALUE       (DEPRECIATION)
------------------------------------------------------   --------    -----------    ----------    --------------

Deutsche Marks expiring 01/11/95......................      1,616    $ 1,122,051    $1,129,442       $ (7,391)
French Francs expiring 01/11/95.......................    117,173      1,160,129     1,137,617         22,511
Japanese Yen expiring 01/11/95........................      4,860        970,214       993,898        (23,684)
                                                                                                  --------------
                                                                                                     $ (8,564)
                                                                                                  --------------
                                                                                                  --------------

     At December 31, 1995, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At December 31, 1995, the components of net unrealized depreciation of investments were as follows:

                                                                                  INTERNATIONAL     DEVELOPING
                                                                                   EQUITY FUND     MARKETS FUND
                                                                                  -------------    ------------

Gross appreciation (investments having an excess of value over cost)...........   $   2,042,842    $   770,777
Gross depreciation (investments having an excess of cost over value)...........        (643,954)      (821,477)
                                                                                  -------------    ------------
Net unrealized depreciation of investments.....................................   $   1,398,888    $   (50,700)
                                                                                  -------------    ------------
                                                                                  -------------    ------------

                           WINTHROP OPPORTUNITY FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

NOTE (D) SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of shares of beneficial interest authorized, divided into two classes, designated Class A and Class B Shares. Transactions in shares of beneficial interest were as follows:

                                  SEPTEMBER 8, 1995*
                               THROUGH OCTOBER 31, 1995
                    ----------------------------------------------
                        INTERNATIONAL             DEVELOPING
                         EQUITY FUND             MARKETS FUND
                    ----------------------  ----------------------
                     SHARES      AMOUNT      SHARES      AMOUNT
                    ---------  -----------  ---------  -----------

Class A
     Shares sold... 3,006,328  $30,025,797  1,531,521  $15,261,869
     Shares
       redeemed....    --          --          --          --
                    ---------  -----------  ---------  -----------
Net increase....... 3,006,328  $30,025,797  1,531,521  $15,261,869
                    ---------  -----------  ---------  -----------
Class B
     Shares sold...   185,880  $ 1,810,674    102,943  $ 1,006,679
     Shares
       redeemed....    --          --          --          --
                    ---------  -----------  ---------  -----------
Net increase.......   185,880  $ 1,810,674    102,943  $ 1,006,679
                    ---------  -----------  ---------  -----------
                    ---------  -----------  ---------  -----------

                               FOR THE TWO MONTHS
                            ENDED DECEMBER 31, 1995
                   ------------------------------------------

                       INTERNATIONAL          DEVELOPING
                        EQUITY FUND          MARKETS FUND
                   ---------------------  -------------------
                     SHARES     AMOUNT    SHARES     AMOUNT
                   ---------- ----------  -------  ----------
Class A
     Shares sold...   306,713 $3,001,793  400,463  $3,773,744
     Shares
       redeemed....   (84,095)  (847,730) (10,000)    (97,500)
                   ---------- ----------  -------  ----------
Net increase.......   222,618 $2,154,063  390,463  $3,676,244
                   ---------- ----------  -------  ----------
Class B
     Shares sold...    50,097 $  490,256   27,251  $  258,095
     Shares
       redeemed....    --         --        --         --
                   ---------- ----------  -------  ----------
Net increase.......    50,097 $  490,256   27,251  $  258,095
                   ---------- ----------  -------  ----------
                   ---------- ----------  -------  ----------

* Commencement of Operations.

                           WINTHROP OPPORTUNITY FUNDS
                              FINANCIAL HIGHLIGHTS
                               DECEMBER 31, 1995

     Reference is made to page 4 of the Funds' prospectus.

                                     PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

         The following report and financial statements are incorporated in Part B of this Registration Statement by reference to the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1995:

         Report of Independent Auditors dated December 8, 1995; Statement of Investments as of October 31, 1995; Statement of Assets and Liabilities as of October 31, 1995; Statement of Operations for the period from September 8, 1995 (commencement of operations) through October 31, 1995; Statement of Changes in Net Assets for the period from September 8, 1995 through October 31, 1995; Financial Highlights for the period from September 8, 1995 through October 31, 1995; Notes to Financial Statements as of October 31, 1995

         Included  in the  Prospectus constituting  Part A  of this Registration
         Statement:

            Financial Highlights for the period from September 8, 1995 (commencement of operations) through October 31, 1995 (audited) and for the period from November 1, 1995 through December 31, 1995 (unaudited)

         Included in the Statement of Additional Information constituting Part B of this Registration Statement:

            Statement of Investments as of December 31, 1995 (unaudited)

            Statement of Assets and Liabilities as of December 31, 1995 (unaudited)

            Statement of Operations for the period from November 1, 1995 through December 31, 1995 (unaudited)

            Statement of Changes in Net Assets for the period from September 8, 1995 through October 31, 1995 and for the period from November 1, 1995 through December 31, 1995 (unaudited)

            Notes to Financial Statements as of December 31, 1995 (unaudited)

     (b) Exhibits

          (1)      Agreement and Declaration of Trust*
          (2)      Bylaws*
          (3)      Not Applicable
          (4) (a)  Form of Share Certificate of the Winthrop Developing Markets Fund Class A Shares*
              (b)  Form of Share Certificate of the Winthrop Developing Markets Fund Class B Shares*
              (c)  Form of Share Certificate of the Winthrop International Equity Fund Class A Shares*
              (d)  Form of Share Certificate of the Winthrop International Equity Fund Class B Shares*
          (5) (a)  Form of Investment Advisory Agreement*
              (b)  Form of Sub-Advisory Agreement*
          (6) (a)  Form of Distribution Agreement*
              (b)  Form of Selling Agreement*
          (7)      Not Applicable
          (8)      Form of Custodian Agreement*
          (9) (a)  Form of Administration Agreement*
              (b)  Form of Transfer Agency Agreement*

         (10)      Legal Opinion*
         (11)      Consent of Independent Auditors
         (12)      Not Applicable
         (13)      Subscription Agreement with Initial Shareholders*
         (14) (a)  Qualified Retirement Plan: Basic Plan Document*
              (b)  Qualified Retirement Plan: Flexible Standardized Profit Sharing Plan*
              (c)  Qualified Retirement Plan: Flexible Standardized Money Purchase Pension Plan*
              (d)  Qualified Retirement Plan: Simplified Standardized Money Purchase Pension Plan*
              (e)  Qualified Retirement Plan: Simplified Standardized Profit Sharing Plan*
              (f)  Simplified Employee Pension Plan and Salary Reduction Simplified Employee Pension Plan*
         (15) (a)  Rule 12b-1 Plan for Winthrop Developing Markets Fund Class A Shares*
              (b)  Rule 12b-1 Plan for Winthrop Developing Markets Fund Class B Shares*
              (c)  Rule 12b-1 Plan for Winthrop International Equity Fund Class A Shares*
              (d)  Rule 12b-1 Plan for Winthrop International Equity Fund Class B Shares*
         (16)      Schedule of Performance Calculation
         (18)      Rule 18F-3 Plan*
         (27) (a)  Financial Data Schedule for Developing Markets Fund Class A Shares
              (b)  Financial Data Schedule for Developing Markets Fund Class B Shares
              (c)  Financial Data Schedule for International Equity Fund Class A Shares
              (d)  Financial Data Schedule for International Equity Fund Class B Shares

------------

* Previously filed as an exhibit to Amendment No. 1 to Registration Statement No. 33-92982 on September 1, 1995.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not Applicable

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     As of January 31, 1996, the approximate number of holders were:

            FUND               CLASS    NUMBER OF RECORD HOLDERS
----------------------------   -----    ------------------------
Developing Markets Fund          A                 289
Developing Markets Fund          B                 141
International Equity Fund        A                 317
International Equity Fund        B                 178

ITEM 27. INDEMNIFICATION

     Registrant's Agreement and Declaration of Trust provides that the Trust (or the appropriate Fund) shall indemnify each person who is or has been a trustee or officer of the Trust (including persons who serve, or have served, at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a person, except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that such person's action was in the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Investment Advisory Agreement between Registrant and Wood, Struthers & Winthrop Management Corp. and the Investment Sub-Advisory Agreement among Registrant, Axa Asset Management Partenaires and Wood, Struthers & Winthrop Management Corp. each provides that Wood, Struthers & Winthrop Management Corp. and Axa Asset Management Partenaires, respectively, will not be liable thereunder for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Wood, Struthers & Winthrop Management Corp. and Axa Asset Management Partenaires against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

     The Investment Sub-Advisory Agreement among Registrant, Axa Asset Management Partenaires and Wood, Struthers & Winthrop Management Corp. provides that Axa Asset Management Partenaires will indemnify Wood, Struthers & Winthrop Management Corp. and its directors, officers, employees, agents, associates and controlling persons while acting in any capacity set forth in the Investment
Sub-Advisory Agreement except such activities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties involved in the conduct of such person's office.

     The Investment Sub-Advisory Agreement among Registrant, Axa Asset Management Partenaires and Wood, Struthers & Winthrop Management Corp. provides that Wood, Struthers & Winthrop Management Corp. will indemnify Axa Asset
Management Partenaires and its directors, officers, employees, agents, associates and controlling persons while acting in any capacity set forth in the Investment Sub-Advisory Agreement except such activities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties involved in the conduct of such person's office.

     The Distribution Agreement between the Registrant and Donaldson, Lufkin & Jenrette Securities Corporation provides that Registrant will indemnify, defend and hold Donaldson, Lufkin & Jenrette Securities Corporation, and any other person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Donaldson, Lufkin & Jenrette Securities Corporation or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

     The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Investment Advisory Agreement between Registrant and Wood, Struthers & Winthrop Management Corp. and the Distribution Agreement between Registrant and Donaldson, Lufkin & Jenrette Securities Corporation. The Registrant's Agreement and Declaration of Trust, the Investment Advisory Agreement and Distribution Agreement are attached hereto as Exhibits 5 and 6, in response to Item 24.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the 'Securities Act') may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Equitable Life Assurance Society of the United States (the parent of Adviser's parent) carries for itself and its subsidiaries Directors and Officers Liability Insurance. Coverage under this policy has been extended to directors and officers of the investment companies managed by Wood, Struthers & Winthrop Management Corp. Under this policy, outside trustees would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of the Adviser and Subadviser under the caption 'Management' in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement as well as the Adviser's and Subadviser's respective current Forms ADV are incorporated by reference herein.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Donaldson, Lufkin & Jenrette Securities Corporation, the Registrant's Distributor (Underwriter) also acts as Distributor for the following investment companies:

          Winthrop Focus Funds: Winthrop Aggressive Growth Fund, Winthrop Fixed Income Fund, Winthrop Growth and Income Fund, Winthrop Municipal Trust Fund and Winthrop Growth Fund.

     (b) For information required with respect to the directors and officers of the Funds' Distributor, reference is made to the Form BD filed by the Distributor under the Securities Exchange Act of 1934.

     (c) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The majority of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Wood, Struthers & Winthrop Management Corp., 277 Park Avenue, New York, New York 10172 (see 'Management' in the Prospectus). Additional records are maintained at the offices of Citibank, N.A., the Registrant's Custodian, 111 Wall Street, New York, New York 10043.

ITEM 31. MANAGEMENT SERVICES

     Not Applicable

ITEM 32. UNDERTAKINGS

     (a) Registrant has undertaken that if it does not hold annual meetings it will abide by Section 16(c) of the 1940 Act which provides certain rights to shareholders.

     (b) Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of February, 1996.

                                         WINTHROP OPPORTUNITY FUNDS



                                         By:       /s/  G. MOFFETT COCHRAN
                                           .....................................
                                          TITLE:   G. MOFFETT COCHRAN,
                                          NAME:   TRUSTEE AND PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

                SIGNATURE                                          TITLE                                 DATE
                ---------                                          -----                                 ----
          /s/ G. MOFFETT COCHRAN            Trustee and President                                  February 28, 1996
 .........................................
           (G. MOFFETT COCHRAN)

             /s/ MARTIN JAFFE               Trustee, Secretary and Treasurer                       February 28, 1996
 .........................................
              (MARTIN JAFFE)

           /s/ ROBERT E. FISHER             Trustee                                                February 28, 1996
 .........................................
            (ROBERT E. FISHER)

         /s/ WILMOT H. KIDD, III            Trustee                                                February 28, 1996
 .........................................
          (WILMOT H. KIDD, III)

         /s/ JOHN W. WALLER, III            Trustee                                                February 28, 1996
 .........................................
          (JOHN W. WALLER, III)



                              STATEMENT OF DIFFERENCES
                              ------------------------

The division symbol shall be expressed as [div]
The dagger symbol shall be expressed as `D'
Mathematical powers normally expressed as superscript shall be preceded by 'pp'

                               INDEX TO EXHIBITS

EXHIBIT                                                                                                            PAGE
NUMBER                                                DESCRIPTION                                                 NUMBER
------                                                -----------                                                 ------
  11     -- Consent of Independent Accountants.................................................................
  16     -- Schedule of Performance Calculation................................................................
  27(a)  -- Financial Data Schedule for Developing Markets Fund Class A Shares.................................
    (b)  -- Financial Data Schedule for Developing Markets Fund Class B Shares.................................
    (c)  -- Financial Data Schedule for International Equity Fund Class A Shares...............................
    (d)  -- Financial Data Schedule for International Equity Fund Class B Shares...............................